EXHIBIT 99.1

MALT0405A  30 year  5.6's          User ID: mgenis          Deals Directory: /home/mgenis/DEALS
---------------------------------------------------------------------------------------------------------------------------------
Collateral Description         Date:    05/19/2004   12:50:40                                                 UBS Investment Bank
---------------------------------------------------------------------------------------------------------------------------------
Settlement Date:  5/28/2004  WHOLE 30 year  WAC: 5.76  WAM: 359.01  Pricing Speed:  100  PPC
---------------------------------------------------------------------------------------------------------------------------------

Num    Name   Bond   PassThru       WAC   WAM  WALA       Date         Factor    Bal owned     Bal used    Orig used *   In Box
  1   WHOLE     25    5.59500   5.87500   359     1     0/   0     0.00000000    148748.19    148748.19          Inf       0.00
  2   WHOLE     24    5.47000   5.75000   359     1     0/   0     0.00000000    467511.39    467511.39          Inf       0.00
  3   WHOLE     23    5.62500   5.87500   359     1     0/   0     0.00000000  15277746.15  15277746.15          Inf       0.00
  4   WHOLE     22    5.60000   5.85000   360     0     0/   0     0.00000000    395950.00    395950.00          Inf       0.00
  5   WHOLE     21    5.56000   5.81000   360     0     0/   0     0.00000000    924699.00    924699.00          Inf       0.00
  6   WHOLE     20    5.55000   5.80000   358     2     0/   0     0.00000000   1018031.45   1018031.45          Inf       0.00
  7   WHOLE     19    5.54000   5.79000   360     0     0/   0     0.00000000    161250.00    161250.00          Inf       0.00
  8   WHOLE     18    5.53000   5.78000   360     0     0/   0     0.00000000    792850.00    792850.00          Inf       0.00
  9   WHOLE     17    5.52000   5.77000   360     0     0/   0     0.00000000    204750.00    204750.00          Inf       0.00
 10   WHOLE     16    5.50000   5.75000   358     1     0/   0     0.00000000   5899129.27   5899129.27          Inf       0.00
 11   WHOLE     15    5.49500   5.74500   359     1     0/   0     0.00000000    116000.00    116000.00          Inf       0.00
 12   WHOLE     14    5.47000   5.72000   360     0     0/   0     0.00000000     93750.00     93750.00          Inf       0.00
 13   WHOLE     13    5.44000   5.69000   360     0     0/   0     0.00000000    301003.72    301003.72          Inf       0.00
 14   WHOLE     12    5.41000   5.66000   360     0     0/   0     0.00000000    243570.00    243570.00          Inf       0.00
 15   WHOLE     11    5.38100   5.63100   360     0     0/   0     0.00000000    310500.00    310500.00          Inf       0.00
 16   WHOLE     10    5.37500   5.62500   359     1     0/   0     0.00000000   2827758.97   2827758.97          Inf       0.00
 17   WHOLE      9    5.34000   5.59000   360     0     0/   0     0.00000000     60000.00     60000.00          Inf       0.00
 18   WHOLE      8    5.31000   5.56000   360     0     0/   0     0.00000000    351500.00    351500.00          Inf       0.00
 19   WHOLE      7    5.29000   5.54000   360     0     0/   0     0.00000000     86758.00     86758.00          Inf       0.00
 20   WHOLE      6    5.28000   5.53000   360     0     0/   0     0.00000000    497166.00    497166.00          Inf       0.00
 21   WHOLE      5    5.25000   5.50000   360     0     0/   0     0.00000000   2666539.90   2666539.90          Inf       0.00
 22   WHOLE      4    5.22000   5.47000   359     1     0/   0     0.00000000    170000.00    170000.00          Inf       0.00
 23   WHOLE      3    5.17000   5.42000   360     0     0/   0     0.00000000     70000.00     70000.00          Inf       0.00
 24   WHOLE      2    5.12500   5.37500   359     1     0/   0     0.00000000   1255050.00   1255050.00          Inf       0.00
 25   WHOLE      1    5.00000   5.25000   360     0     0/   0     0.00000000    155000.00    155000.00          Inf       0.00





                                   5.76 359.01  0.82                           34495262.04  34495262.04          Inf       0.00

MALT0405B  30 year  5.9's          User ID: mgenis          Deals Directory: /home/mgenis/DEALS
---------------------------------------------------------------------------------------------------------------------------------
Collateral Description         Date:    05/19/2004   12:50:17                                                 UBS Investment Bank
---------------------------------------------------------------------------------------------------------------------------------
Settlement Date:  5/28/2004  WHOLE 30 year  WAC: 6.19  WAM: 358.61  Pricing Speed:  100  PPC
---------------------------------------------------------------------------------------------------------------------------------

Num    Name   Bond   PassThru       WAC   WAM  WALA       Date         Factor    Bal owned     Bal used   Orig used *    In Box
  1   WHOLE     17    5.87500   6.12500   360     0     0/   0     0.00000000    234500.00    234500.00         Inf        0.00
  2   WHOLE     16    5.70000   6.00000   360     0     0/   0     0.00000000    298000.00    298000.00         Inf        0.00
  3   WHOLE     15    6.18800   6.43800   360     0     0/   0     0.00000000     92800.00     92800.00         Inf        0.00
  4   WHOLE     14    6.12500   6.37500   359     1     0/   0     0.00000000   9101845.71   9101845.71         Inf        0.00
  5   WHOLE     13    6.11900   6.36900   360     0     0/   0     0.00000000     48800.00     48800.00         Inf        0.00
  6   WHOLE     12    6.08000   6.33000   357     3     0/   0     0.00000000    136000.00    136000.00         Inf        0.00
  7   WHOLE     11    6.07500   6.37500   359     1     0/   0     0.00000000    125683.48    125683.48         Inf        0.00
  8   WHOLE     10    6.00000   6.25000   359     1     0/   0     0.00000000  14387815.86  14387815.86         Inf        0.00
  9   WHOLE      9    5.92000   6.17000   357     3     0/   0     0.00000000     57387.45     57387.45         Inf        0.00
 10   WHOLE      8    5.88800   6.13800   360     0     0/   0     0.00000000    144900.00    144900.00         Inf        0.00
 11   WHOLE      7    5.88100   6.13100   360     0     0/   0     0.00000000     69500.00     69500.00         Inf        0.00
 12   WHOLE      6    5.87500   6.12500   358     1     0/   0     0.00000000   6062571.39   6062571.39         Inf        0.00
 13   WHOLE      5    5.87200   6.12200   360     0     0/   0     0.00000000     76000.00     76000.00         Inf        0.00
 14   WHOLE      4    5.76100   6.01100   360     0     0/   0     0.00000000     94800.00     94800.00         Inf        0.00
 15   WHOLE      3    5.75000   6.00000   358     1     0/   0     0.00000000  11711804.45  11711804.45         Inf        0.00
 16   WHOLE      2    5.74900   5.99900   360     0     0/   0     0.00000000    185000.00    185000.00         Inf        0.00
 17   WHOLE      1    5.72000   5.97000   360     0     0/   0     0.00000000     60000.00     60000.00         Inf        0.00





                                   6.19 358.61  0.98                           42887408.34  42887408.34         Inf        0.00

MALT0405C  30 year  7.0's          User ID: mgenis          Deals Directory: /home/mgenis/DEALS
---------------------------------------------------------------------------------------------------------------------------------
Collateral Description         Date:    05/19/2004   12:52:26                                                 UBS Investment Bank
---------------------------------------------------------------------------------------------------------------------------------
Settlement Date:  5/28/2004  WHOLE 30 year  WAC: 6.93  WAM: 358.44  Pricing Speed:  100  PPC
---------------------------------------------------------------------------------------------------------------------------------

Num    Name   Bond   PassThru       WAC   WAM  WALA       Date         Factor    Bal owned     Bal used    Orig used *   In Box
  1   WHOLE     22    6.95000   7.25000   357     3     0/   0     0.00000000     41250.00     41250.00          Inf       0.00
  2   WHOLE     21    6.50000   6.75000   359     1     0/   0     0.00000000    288750.00    288750.00          Inf       0.00
  3   WHOLE     20    6.20000   6.50000   360     0     0/   0     0.00000000    350000.00    350000.00          Inf       0.00
  4   WHOLE     19    8.50000   8.75000   358     2     0/   0     0.00000000     51240.75     51240.75          Inf       0.00
  5   WHOLE     18    8.25000   8.50000   359     1     0/   0     0.00000000    134918.22    134918.22          Inf       0.00
  6   WHOLE     17    8.00000   8.25000   357     3     0/   0     0.00000000    113663.93    113663.93          Inf       0.00
  7   WHOLE     16    7.87500   8.12500   355     5     0/   0     0.00000000    240798.99    240798.99          Inf       0.00
  8   WHOLE     15    7.75000   8.00000   358     2     0/   0     0.00000000    116921.49    116921.49          Inf       0.00
  9   WHOLE     14    7.62500   7.87500   359     1     0/   0     0.00000000    300625.90    300625.90          Inf       0.00
 10   WHOLE     13    7.50000   7.75000   358     2     0/   0     0.00000000   2292011.55   2292011.55          Inf       0.00
 11   WHOLE     12    7.37500   7.62500   358     2     0/   0     0.00000000    196278.20    196278.20          Inf       0.00
 12   WHOLE     11    7.25000   7.50000   359     1     0/   0     0.00000000   1973879.70   1973879.70          Inf       0.00
 13   WHOLE     10    7.12500   7.37500   359     1     0/   0     0.00000000    540453.94    540453.94          Inf       0.00
 14   WHOLE      9    7.00000   7.25000   358     2     0/   0     0.00000000   2061434.89   2061434.89          Inf       0.00
 15   WHOLE      8    6.87500   7.12500   359     1     0/   0     0.00000000   1538267.02   1538267.02          Inf       0.00
 16   WHOLE      7    6.75000   7.00000   359     1     0/   0     0.00000000   2636527.11   2636527.11          Inf       0.00
 17   WHOLE      6    6.70000   7.00000   359     1     0/   0     0.00000000    157171.05    157171.05          Inf       0.00
 18   WHOLE      5    6.62500   6.87500   359     1     0/   0     0.00000000   3509446.17   3509446.17          Inf       0.00
 19   WHOLE      4    6.50000   6.75000   358     1     0/   0     0.00000000   3676469.89   3676469.89          Inf       0.00
 20   WHOLE      3    6.37500   6.62500   359     1     0/   0     0.00000000   2689043.33   2689043.33          Inf       0.00
 21   WHOLE      2    6.25000   6.50000   358     1     0/   0     0.00000000   8420001.85   8420001.85          Inf       0.00
 22   WHOLE      1    6.20000   6.50000   359     1     0/   0     0.00000000    351182.23    351182.23          Inf       0.00





                                   6.93 358.44  1.18                           31680336.21  31680336.21          Inf       0.00

MALT0405D  30 year  8.6's          User ID: mgenis          Deals Directory: /home/mgenis/DEALS
---------------------------------------------------------------------------------------------------------------------------------
Collateral Description         Date:    05/19/2004   12:56:59                                                 UBS Investment Bank
---------------------------------------------------------------------------------------------------------------------------------
Settlement Date:  5/28/2004  WHOLE 30 year  WAC: 5.63  WAM: 178.43  Pricing Speed:  100  PPC
---------------------------------------------------------------------------------------------------------------------------------

Num    Name   Bond   PassThru       WAC   WAM  WALA       Date         Factor    Bal owned     Bal used    Orig used *   In Box
  1   WHOLE     18    8.62500   8.87500   174     6     0/   0     0.00000000    112531.26    112531.26          Inf       0.00
  2   WHOLE     17    7.62500   7.87500   171     9     0/   0     0.00000000     58380.06     58380.06          Inf       0.00
  3   WHOLE     16    6.75000   7.00000   175     5     0/   0     0.00000000    113040.11    113040.11          Inf       0.00
  4   WHOLE     15    6.50000   6.75000   179     1     0/   0     0.00000000     94000.00     94000.00          Inf       0.00
  5   WHOLE     14    6.37500   6.62500   164    16     0/   0     0.00000000    132389.25    132389.25          Inf       0.00
  6   WHOLE     13    6.25000   6.50000   179     1     0/   0     0.00000000    193860.00    193860.00          Inf       0.00
  7   WHOLE     12    6.12500   6.37500   172     8     0/   0     0.00000000    457625.30    457625.30          Inf       0.00
  8   WHOLE     11    6.01800   6.26800   178     2     0/   0     0.00000000     28895.95     28895.95          Inf       0.00
  9   WHOLE     10    6.00000   6.25000   177     3     0/   0     0.00000000    636600.24    636600.24          Inf       0.00
 10   WHOLE      9    5.87500   6.12500   178     2     0/   0     0.00000000    534000.00    534000.00          Inf       0.00
 11   WHOLE      8    5.75000   6.00000   178     2     0/   0     0.00000000   1196168.70   1196168.70          Inf       0.00
 12   WHOLE      7    5.62500   5.87500   178     2     0/   0     0.00000000   3537184.09   3537184.09          Inf       0.00
 13   WHOLE      6    5.50000   5.75000   179     1     0/   0     0.00000000   8118641.99   8118641.99          Inf       0.00
 14   WHOLE      5    5.37500   5.62500   179     1     0/   0     0.00000000   5006748.42   5006748.42          Inf       0.00
 15   WHOLE      4    5.37000   5.62000   180     0     0/   0     0.00000000    245057.00    245057.00          Inf       0.00
 16   WHOLE      3    5.25000   5.50000   178     1     0/   0     0.00000000  11991145.00  11991145.00          Inf       0.00
 17   WHOLE      2    5.17000   5.42000   179     1     0/   0     0.00000000    268338.30    268338.30          Inf       0.00
 18   WHOLE      1    5.12500   5.37500   179     1     0/   0     0.00000000  10921090.00  10921090.00          Inf       0.00





                                   5.63 178.43  1.30                           43645695.67  43645695.67          Inf       0.00

MALT0405E  30 year  4.5's          User ID: mgenis          Deals Directory: /home/mgenis/DEALS
---------------------------------------------------------------------------------------------------------------------------------
Collateral Description         Date:    05/19/2004   13:05:53                                                 UBS Investment Bank
---------------------------------------------------------------------------------------------------------------------------------
Settlement Date:  5/28/2004  WHOLE 30 year  WAC: 5.03  WAM: 178.76  Pricing Speed:  100  PPC
---------------------------------------------------------------------------------------------------------------------------------

Num    Name   Bond   PassThru       WAC   WAM  WALA       Date         Factor    Bal owned     Bal used    Orig used *   In Box
  1   WHOLE     21    4.54000   4.79000   180     0     0/   0     0.00000000    510000.00    510000.00          Inf       0.00
  2   WHOLE     20    5.08000   5.33000   180     0     0/   0     0.00000000     31617.00     31617.00          Inf       0.00
  3   WHOLE     19    5.06000   5.31000   180     0     0/   0     0.00000000    108500.00    108500.00          Inf       0.00
  4   WHOLE     18    5.04000   5.29000   178     2     0/   0     0.00000000    266000.00    266000.00          Inf       0.00
  5   WHOLE     17    5.00000   5.25000   178     1     0/   0     0.00000000   7037749.51   7037749.51          Inf       0.00
  6   WHOLE     16    4.96000   5.21000   180     0     0/   0     0.00000000    353219.00    353219.00          Inf       0.00
  7   WHOLE     15    4.94000   5.19000   180     0     0/   0     0.00000000     78709.10     78709.10          Inf       0.00
  8   WHOLE     14    4.87500   5.12500   179     0     0/   0     0.00000000   7804694.34   7804694.34          Inf       0.00
  9   WHOLE     13    4.75000   5.00000   179     1     0/   0     0.00000000   4672174.64   4672174.64          Inf       0.00
 10   WHOLE     12    4.69000   4.94000   180     0     0/   0     0.00000000     47530.00     47530.00          Inf       0.00
 11   WHOLE     11    4.68100   4.93100   172     8     0/   0     0.00000000    186639.12    186639.12          Inf       0.00
 12   WHOLE     10    4.62500   4.87500   179     1     0/   0     0.00000000   3716433.00   3716433.00          Inf       0.00
 13   WHOLE      9    4.60000   4.85000   180     0     0/   0     0.00000000     80000.00     80000.00          Inf       0.00
 14   WHOLE      8    4.59000   4.84000   180     0     0/   0     0.00000000    447859.00    447859.00          Inf       0.00
 15   WHOLE      7    4.58000   4.83000   180     0     0/   0     0.00000000     40000.00     40000.00          Inf       0.00
 16   WHOLE      6    4.56000   4.81000   180     0     0/   0     0.00000000    149000.00    149000.00          Inf       0.00
 17   WHOLE      5    4.50000   4.75000   179     1     0/   0     0.00000000   2008760.00   2008760.00          Inf       0.00
 18   WHOLE      4    4.37500   4.62500   178     2     0/   0     0.00000000    458250.00    458250.00          Inf       0.00
 19   WHOLE      3    4.29000   4.54000   180     0     0/   0     0.00000000    105375.00    105375.00          Inf       0.00
 20   WHOLE      2    4.25000   4.50000   179     1     0/   0     0.00000000    667500.00    667500.00          Inf       0.00
 21   WHOLE      1    4.12500   4.37500   179     1     0/   0     0.00000000    573900.00    573900.00          Inf       0.00





                                   5.03 178.76  0.74                           29343909.71  29343909.71          Inf       0.00

MALT0405F  30 year  6.4's          User ID: mgenis          Deals Directory: /home/mgenis/DEALS
---------------------------------------------------------------------------------------------------------------------------------
Collateral Description         Date:    05/19/2004   13:07:15                                                 UBS Investment Bank
---------------------------------------------------------------------------------------------------------------------------------
Settlement Date:  5/28/2004  WHOLE 30 year  WAC: 7.43  WAM: 357.50  Pricing Speed:  100  PPC
---------------------------------------------------------------------------------------------------------------------------------

Num    Name   Bond   PassThru       WAC   WAM  WALA       Date         Factor    Bal owned     Bal used    Orig used *   In Box
  1   WHOLE    121    6.37500   6.62500   357     3     0/   0     0.00000000    369511.97    369511.97          Inf       0.00
  2   WHOLE    120    8.25000   8.50000   357     3     0/   0     0.00000000     55697.85     55697.85          Inf       0.00
  3   WHOLE    119    8.12500   8.37500   354     6     0/   0     0.00000000    329566.52    329566.52          Inf       0.00
  4   WHOLE    118    8.00000   8.25000   354     6     0/   0     0.00000000    823013.94    823013.94          Inf       0.00
  5   WHOLE    117    7.87500   8.12500   355     5     0/   0     0.00000000    693124.53    693124.53          Inf       0.00
  6   WHOLE    116    7.84100   8.50000   358     2     0/   0     0.00000000    224726.41    224726.41          Inf       0.00
  7   WHOLE    115    7.76000   8.75000   358     2     0/   0     0.00000000    103919.84    103919.84          Inf       0.00
  8   WHOLE    114    7.75400   8.75000   358     2     0/   0     0.00000000    155520.17    155520.17          Inf       0.00
  9   WHOLE    113    7.75000   8.00000   342    18     0/   0     0.00000000    282038.89    282038.89          Inf       0.00
 10   WHOLE    112    7.69100   8.75000   359     1     0/   0     0.00000000     75556.50     75556.50          Inf       0.00
 11   WHOLE    111    7.66500   8.62500   355     5     0/   0     0.00000000    246758.81    246758.81          Inf       0.00
 12   WHOLE    110    7.62500   7.87500   356     4     0/   0     0.00000000    982911.99    982911.99          Inf       0.00
 13   WHOLE    109    7.60400   8.37500   358     2     0/   0     0.00000000    314607.05    314607.05          Inf       0.00
 14   WHOLE    108    7.57200   8.87500   358     2     0/   0     0.00000000    467373.42    467373.42          Inf       0.00
 15   WHOLE    107    7.50200   8.25000   358     2     0/   0     0.00000000    138967.93    138967.93          Inf       0.00
 16   WHOLE    106    7.50000   7.75000   357     3     0/   0     0.00000000    803537.28    803537.28          Inf       0.00
 17   WHOLE    105    7.43400   8.12500   358     2     0/   0     0.00000000    103364.12    103364.12          Inf       0.00
 18   WHOLE    104    7.42300   8.25000   358     2     0/   0     0.00000000    103367.53    103367.53          Inf       0.00
 19   WHOLE    103    7.41600   8.25000   358     2     0/   0     0.00000000     91083.28     91083.28          Inf       0.00
 20   WHOLE    102    7.40700   8.50000   358     2     0/   0     0.00000000    177433.98    177433.98          Inf       0.00
 21   WHOLE    101    7.40400   8.37500   358     2     0/   0     0.00000000    161797.91    161797.91          Inf       0.00
 22   WHOLE    100    7.38300   8.37500   358     2     0/   0     0.00000000    161348.46    161348.46          Inf       0.00
 23   WHOLE     99    7.37500   7.62500   359     1     0/   0     0.00000000   1005553.85   1005553.85          Inf       0.00
 24   WHOLE     98    7.37100   8.25000   358     2     0/   0     0.00000000    148110.21    148110.21          Inf       0.00
 25   WHOLE     97    7.35900   8.50000   358     2     0/   0     0.00000000    194512.90    194512.90          Inf       0.00
 26   WHOLE     96    7.34900   8.50000   358     2     0/   0     0.00000000    161803.02    161803.02          Inf       0.00
 27   WHOLE     95    7.32000   8.25000   358     2     0/   0     0.00000000     81345.76     81345.76          Inf       0.00
 28   WHOLE     94    7.31700   8.37500   358     2     0/   0     0.00000000    175530.76    175530.76          Inf       0.00
 29   WHOLE     93    7.30900   8.25000   358     2     0/   0     0.00000000    241939.98    241939.98          Inf       0.00
 30   WHOLE     92    7.30400   8.37500   358     2     0/   0     0.00000000    230011.52    230011.52          Inf       0.00
 31   WHOLE     91    7.28700   8.25000   358     2     0/   0     0.00000000    101045.51    101045.51          Inf       0.00
 32   WHOLE     90    7.28300   8.37500   358     2     0/   0     0.00000000    137478.29    137478.29          Inf       0.00
 33   WHOLE     89    7.27200   8.37500   358     2     0/   0     0.00000000    123345.94    123345.94          Inf       0.00
 34   WHOLE     88    7.25900   8.00000   358     2     0/   0     0.00000000     80531.42     80531.42          Inf       0.00
 35   WHOLE     87    7.25700   8.37500   358     2     0/   0     0.00000000    108449.34    108449.34          Inf       0.00
 36   WHOLE     86    7.25000   7.50000   355     5     0/   0     0.00000000   1195877.66   1195877.66          Inf       0.00
 37   WHOLE     85    7.23100   8.25000   358     2     0/   0     0.00000000    197746.61    197746.61          Inf       0.00
 38   WHOLE     84    7.23000   8.12500   358     2     0/   0     0.00000000    268497.07    268497.07          Inf       0.00
 39   WHOLE     83    7.22200   8.25000   358     2     0/   0     0.00000000     94598.44     94598.44          Inf       0.00
 40   WHOLE     82    7.22000   8.37500   358     2     0/   0     0.00000000     82926.42     82926.42          Inf       0.00
 41   WHOLE     81    7.19900   8.12500   358     2     0/   0     0.00000000    118344.44    118344.44          Inf       0.00
 42   WHOLE     80    7.19700   7.75000   358     2     0/   0     0.00000000    212199.07    212199.07          Inf       0.00
 43   WHOLE     79    7.19500   8.12500   358     2     0/   0     0.00000000    146107.93    146107.93          Inf       0.00
 44   WHOLE     78    7.19200   8.25000   358     2     0/   0     0.00000000    184263.89    184263.89          Inf       0.00
 45   WHOLE     77    7.18000   8.37500   358     2     0/   0     0.00000000     66417.04     66417.04          Inf       0.00
 46   WHOLE     76    7.17900   8.25000   358     2     0/   0     0.00000000     35953.92     35953.92          Inf       0.00
 47   WHOLE     75    7.16100   7.87500   358     2     0/   0     0.00000000    238320.44    238320.44          Inf       0.00
 48   WHOLE     74    7.15600   8.25000   358     2     0/   0     0.00000000    101425.04    101425.04          Inf       0.00
 49   WHOLE     73    7.12500   7.40200   358     2     0/   0     0.00000000   1439792.30   1439792.30          Inf       0.00
 50   WHOLE     72    7.11800   8.37500   358     2     0/   0     0.00000000     58826.51     58826.51          Inf       0.00
 51   WHOLE     71    7.11700   8.00000   358     2     0/   0     0.00000000    133919.44    133919.44          Inf       0.00
 52   WHOLE     70    7.11300   8.00000   358     2     0/   0     0.00000000    188745.51    188745.51          Inf       0.00
 53   WHOLE     69    7.10700   8.12500   358     2     0/   0     0.00000000     65463.95     65463.95          Inf       0.00
 54   WHOLE     68    7.10400   8.02800   358     2     0/   0     0.00000000    268490.01    268490.01          Inf       0.00
 55   WHOLE     67    7.09700   8.00000   358     2     0/   0     0.00000000    265541.97    265541.97          Inf       0.00
 56   WHOLE     66    7.08800   7.87500   358     2     0/   0     0.00000000    240617.26    240617.26          Inf       0.00
 57   WHOLE     65    7.08600   8.12500   358     2     0/   0     0.00000000    264402.45    264402.45          Inf       0.00
 58   WHOLE     64    7.08300   8.00000   358     2     0/   0     0.00000000    144594.41    144594.41          Inf       0.00
 59   WHOLE     63    7.08000   8.12500   358     2     0/   0     0.00000000    381997.87    381997.87          Inf       0.00
 60   WHOLE     62    7.03100   7.87500   358     2     0/   0     0.00000000    278614.72    278614.72          Inf       0.00
 61   WHOLE     61    7.02900   8.00000   358     2     0/   0     0.00000000    284486.30    284486.30          Inf       0.00
 62   WHOLE     60    7.01000   7.87500   358     2     0/   0     0.00000000    166183.32    166183.32          Inf       0.00
 63   WHOLE     59    7.00000   7.47200   355     5     0/   0     0.00000000    855532.51    855532.51          Inf       0.00
 64   WHOLE     58    6.98800   7.75000   358     2     0/   0     0.00000000    229174.99    229174.99          Inf       0.00
 65   WHOLE     57    6.97700   8.00000   358     2     0/   0     0.00000000    156439.06    156439.06          Inf       0.00
 66   WHOLE     56    6.97600   7.82200   358     2     0/   0     0.00000000    426857.36    426857.36          Inf       0.00
 67   WHOLE     55    6.97500   7.87500   358     2     0/   0     0.00000000    203119.10    203119.10          Inf       0.00
 68   WHOLE     54    6.96700   7.87500   358     2     0/   0     0.00000000    301682.82    301682.82          Inf       0.00
 69   WHOLE     53    6.96500   7.87500   358     2     0/   0     0.00000000    161177.11    161177.11          Inf       0.00
 70   WHOLE     52    6.92800   7.87500   358     2     0/   0     0.00000000    124799.41    124799.41          Inf       0.00
 71   WHOLE     51    6.91800   8.00000   358     2     0/   0     0.00000000    154791.29    154791.29          Inf       0.00
 72   WHOLE     50    6.90800   7.75000   358     2     0/   0     0.00000000     65457.16     65457.16          Inf       0.00
 73   WHOLE     49    6.88900   7.87500   358     2     0/   0     0.00000000    203967.94    203967.94          Inf       0.00
 74   WHOLE     48    6.88000   7.87500   358     2     0/   0     0.00000000     80069.26     80069.26          Inf       0.00
 75   WHOLE     47    6.87500   7.12500   358     2     0/   0     0.00000000    838786.29    838786.29          Inf       0.00
 76   WHOLE     46    6.87000   8.00000   353     7     0/   0     0.00000000    126291.89    126291.89          Inf       0.00
 77   WHOLE     45    6.86400   7.75000   358     2     0/   0     0.00000000    143346.71    143346.71          Inf       0.00
 78   WHOLE     44    6.86000   7.87500   358     2     0/   0     0.00000000     67213.61     67213.61          Inf       0.00
 79   WHOLE     43    6.85200   7.75000   358     2     0/   0     0.00000000    440896.18    440896.18          Inf       0.00
 80   WHOLE     42    6.84500   7.75000   358     2     0/   0     0.00000000    251443.41    251443.41          Inf       0.00
 81   WHOLE     41    6.81600   7.50000   358     2     0/   0     0.00000000    220171.69    220171.69          Inf       0.00
 82   WHOLE     40    6.81000   7.75000   358     2     0/   0     0.00000000    127119.72    127119.72          Inf       0.00
 83   WHOLE     39    6.79500   7.75000   358     2     0/   0     0.00000000    147041.47    147041.47          Inf       0.00
 84   WHOLE     38    6.76600   8.00000   358     2     0/   0     0.00000000    308334.28    308334.28          Inf       0.00
 85   WHOLE     37    6.75000   7.00000   357     3     0/   0     0.00000000   3064410.76   3064410.76          Inf       0.00
 86   WHOLE     36    6.73100   7.62500   358     2     0/   0     0.00000000     61581.45     61581.45          Inf       0.00
 87   WHOLE     35    6.71300   7.50000   358     2     0/   0     0.00000000    243536.84    243536.84          Inf       0.00
 88   WHOLE     34    6.67600   7.62500   358     2     0/   0     0.00000000    115711.07    115711.07          Inf       0.00
 89   WHOLE     33    6.66700   6.91700   357     3     0/   0     0.00000000     88601.67     88601.67          Inf       0.00
 90   WHOLE     32    6.62500   6.89800   357     3     0/   0     0.00000000   2109121.83   2109121.83          Inf       0.00
 91   WHOLE     31    6.60100   7.62500   358     2     0/   0     0.00000000    123320.65    123320.65          Inf       0.00
 92   WHOLE     30    6.60000   6.85000   358     2     0/   0     0.00000000    211141.84    211141.84          Inf       0.00
 93   WHOLE     29    6.59500   7.50000   358     2     0/   0     0.00000000    175488.32    175488.32          Inf       0.00
 94   WHOLE     28    6.57100   7.50000   358     2     0/   0     0.00000000    126161.87    126161.87          Inf       0.00
 95   WHOLE     27    6.50000   6.75000   358     2     0/   0     0.00000000   3472992.26   3472992.26          Inf       0.00
 96   WHOLE     26    6.48400   7.50000   358     2     0/   0     0.00000000     50324.95     50324.95          Inf       0.00
 97   WHOLE     25    6.48000   6.73000   358     2     0/   0     0.00000000    134924.93    134924.93          Inf       0.00
 98   WHOLE     24    6.39300   7.37500   358     2     0/   0     0.00000000     75883.97     75883.97          Inf       0.00
 99   WHOLE     23    6.37500   6.62500   358     2     0/   0     0.00000000   3945440.35   3945440.35          Inf       0.00
100   WHOLE     22    6.34500   7.00000   358     2     0/   0     0.00000000    116807.62    116807.62          Inf       0.00
101   WHOLE     21    6.28000   6.53000   358     2     0/   0     0.00000000    123452.07    123452.07          Inf       0.00
102   WHOLE     20    6.26900   7.25000   358     2     0/   0     0.00000000     85266.36     85266.36          Inf       0.00
103   WHOLE     19    6.25000   6.50000   358     2     0/   0     0.00000000   6805149.81   6805149.81          Inf       0.00
104   WHOLE     18    6.20000   6.50000   357     3     0/   0     0.00000000    232901.85    232901.85          Inf       0.00
105   WHOLE     17    7.95900   8.62500   358     2     0/   0     0.00000000    611274.74    611274.74          Inf       0.00
106   WHOLE     16    7.71100   8.37500   358     2     0/   0     0.00000000    454831.91    454831.91          Inf       0.00
107   WHOLE     15    7.46600   8.25000   358     2     0/   0     0.00000000    548247.49    548247.49          Inf       0.00
108   WHOLE     14    7.32700   8.37500   358     2     0/   0     0.00000000    497628.44    497628.44          Inf       0.00
109   WHOLE     13    7.32400   8.37500   358     2     0/   0     0.00000000    342022.80    342022.80          Inf       0.00
110   WHOLE     12    7.31000   8.12500   358     2     0/   0     0.00000000    397211.07    397211.07          Inf       0.00
111   WHOLE     11    7.28300   8.37500   358     2     0/   0     0.00000000    479501.10    479501.10          Inf       0.00
112   WHOLE     10    7.18000   8.00000   358     2     0/   0     0.00000000    538374.13    538374.13          Inf       0.00
113   WHOLE      9    7.12400   8.00000   358     2     0/   0     0.00000000    422180.79    422180.79          Inf       0.00
114   WHOLE      8    7.03900   7.87500   358     2     0/   0     0.00000000    398449.02    398449.02          Inf       0.00
115   WHOLE      7    6.93700   8.37500   358     2     0/   0     0.00000000    360501.45    360501.45          Inf       0.00
116   WHOLE      6    6.87500   7.12500   358     2     0/   0     0.00000000    358523.97    358523.97          Inf       0.00
117   WHOLE      5    6.82800   7.75000   358     2     0/   0     0.00000000    403178.22    403178.22          Inf       0.00
118   WHOLE      4    6.75000   7.00000   359     1     0/   0     0.00000000    495143.80    495143.80          Inf       0.00
119   WHOLE      3    6.66200   7.50000   358     2     0/   0     0.00000000    339119.32    339119.32          Inf       0.00
120   WHOLE      2    6.62500   6.87500   358     2     0/   0     0.00000000    741276.61    741276.61          Inf       0.00
121   WHOLE      1    6.52200   7.75000   358     2     0/   0     0.00000000    365232.05    365232.05          Inf       0.00





                                   7.43 357.50  2.50                           51527871.51  51527871.51          Inf       0.00

MALT0405G  30 year  6.0's          User ID: mgenis          Deals Directory: /home/mgenis/DEALS
---------------------------------------------------------------------------------------------------------------------------------
Collateral Description         Date:    05/19/2004   13:11:53                                                 UBS Investment Bank
---------------------------------------------------------------------------------------------------------------------------------
Settlement Date:  5/28/2004  WHOLE 30 year  WAC: 5.54  WAM: 175.99  Pricing Speed:  100  PPC
---------------------------------------------------------------------------------------------------------------------------------

Num    Name   Bond   PassThru       WAC   WAM  WALA       Date         Factor    Bal owned     Bal used    Orig used *   In Box
  1   WHOLE     66    5.95000   6.25000   179     1     0/   0     0.00000000    308000.00    308000.00          Inf       0.00
  2   WHOLE     65    5.70000   6.00000   179     1     0/   0     0.00000000    400000.00    400000.00          Inf       0.00
  3   WHOLE     64    5.59500   5.87500   178     2     0/   0     0.00000000    103140.30    103140.30          Inf       0.00
  4   WHOLE     63    5.50000   5.75000   175     5     0/   0     0.00000000     74736.57     74736.57          Inf       0.00
  5   WHOLE     62    5.45000   5.75000   177     3     0/   0     0.00000000    300000.00    300000.00          Inf       0.00
  6   WHOLE     61    5.22000   5.50000   177     3     0/   0     0.00000000    175528.54    175528.54          Inf       0.00
  7   WHOLE     60    5.09500   5.37500   178     2     0/   0     0.00000000    146666.32    146666.32          Inf       0.00
  8   WHOLE     59    4.97000   5.25000   178     2     0/   0     0.00000000    115575.00    115575.00          Inf       0.00
  9   WHOLE     58    4.59500   4.87500   178     2     0/   0     0.00000000    545171.78    545171.78          Inf       0.00
 10   WHOLE     57    4.22000   4.50000   179     1     0/   0     0.00000000    195000.00    195000.00          Inf       0.00
 11   WHOLE     56    5.62500   5.87500   176     4     0/   0     0.00000000    391933.45    391933.45          Inf       0.00
 12   WHOLE     55    4.37500   4.62500   179     1     0/   0     0.00000000    320000.00    320000.00          Inf       0.00
 13   WHOLE     54    7.06400   8.00000   177     3     0/   0     0.00000000     71371.62     71371.62          Inf       0.00
 14   WHOLE     53    6.87500   7.12500   178     2     0/   0     0.00000000     76161.57     76161.57          Inf       0.00
 15   WHOLE     52    6.62500   6.87500   178     2     0/   0     0.00000000    586124.67    586124.67          Inf       0.00
 16   WHOLE     51    6.50000   6.75000   149    31     0/   0     0.00000000    258372.29    258372.29          Inf       0.00
 17   WHOLE     50    6.37500   6.62500   177     3     0/   0     0.00000000    294377.12    294377.12          Inf       0.00
 18   WHOLE     49    6.25000   6.50000   176     4     0/   0     0.00000000    320529.31    320529.31          Inf       0.00
 19   WHOLE     48    6.12500   6.37500   177     3     0/   0     0.00000000    269912.15    269912.15          Inf       0.00
 20   WHOLE     47    6.00000   6.25000   177     3     0/   0     0.00000000    651285.99    651285.99          Inf       0.00
 21   WHOLE     46    5.87500   6.12500   178     2     0/   0     0.00000000    902177.96    902177.96          Inf       0.00
 22   WHOLE     45    5.75000   6.00000   178     2     0/   0     0.00000000   1202813.03   1202813.03          Inf       0.00
 23   WHOLE     44    5.70000   6.00000   178     2     0/   0     0.00000000    223229.76    223229.76          Inf       0.00
 24   WHOLE     43    5.62500   5.87500   178     2     0/   0     0.00000000   1508402.98   1508402.98          Inf       0.00
 25   WHOLE     42    5.57500   5.87500   178     2     0/   0     0.00000000    860988.83    860988.83          Inf       0.00
 26   WHOLE     41    5.50000   5.75000   174     2     0/   0     0.00000000   1554839.63   1554839.63          Inf       0.00
 27   WHOLE     40    5.45000   5.75000   177     3     0/   0     0.00000000    481810.03    481810.03          Inf       0.00
 28   WHOLE     39    5.37500   5.62500   177     3     0/   0     0.00000000   1046877.10   1046877.10          Inf       0.00
 29   WHOLE     38    5.32500   5.62500   178     2     0/   0     0.00000000    194806.01    194806.01          Inf       0.00
 30   WHOLE     37    5.31000   5.56000   174     6     0/   0     0.00000000    107500.00    107500.00          Inf       0.00
 31   WHOLE     36    5.25000   5.50000   178     2     0/   0     0.00000000   2565850.46   2565850.46          Inf       0.00
 32   WHOLE     35    5.20000   5.50000   177     3     0/   0     0.00000000   1078329.14   1078329.14          Inf       0.00
 33   WHOLE     34    5.12500   5.37500   178     2     0/   0     0.00000000   2370356.44   2370356.44          Inf       0.00
 34   WHOLE     33    5.07500   5.37500   178     2     0/   0     0.00000000   2140978.69   2140978.69          Inf       0.00
 35   WHOLE     32    5.00000   5.25000   178     2     0/   0     0.00000000   1118073.36   1118073.36          Inf       0.00
 36   WHOLE     31    4.96000   5.21000   172     8     0/   0     0.00000000    427831.90    427831.90          Inf       0.00
 37   WHOLE     30    4.95000   5.25000   178     2     0/   0     0.00000000   1593717.06   1593717.06          Inf       0.00
 38   WHOLE     29    4.94000   5.19000   180     0     0/   0     0.00000000    118300.00    118300.00          Inf       0.00
 39   WHOLE     28    4.87500   5.12500   178     2     0/   0     0.00000000    189651.94    189651.94          Inf       0.00
 40   WHOLE     27    4.83000   5.08000   179     1     0/   0     0.00000000    150000.00    150000.00          Inf       0.00
 41   WHOLE     26    4.82500   5.12500   177     3     0/   0     0.00000000    404949.78    404949.78          Inf       0.00
 42   WHOLE     25    4.75000   5.00000   178     2     0/   0     0.00000000    905615.70    905615.70          Inf       0.00
 43   WHOLE     24    4.71000   4.96000   175     5     0/   0     0.00000000    147161.28    147161.28          Inf       0.00
 44   WHOLE     23    4.70000   5.00000   177     3     0/   0     0.00000000   1100658.94   1100658.94          Inf       0.00
 45   WHOLE     22    4.62500   4.87500   175     5     0/   0     0.00000000    203055.27    203055.27          Inf       0.00
 46   WHOLE     21    4.57500   4.87500   178     2     0/   0     0.00000000    922766.69    922766.69          Inf       0.00
 47   WHOLE     20    4.50000   4.75000   180     0     0/   0     0.00000000     85000.00     85000.00          Inf       0.00
 48   WHOLE     19    4.45000   4.75000   178     2     0/   0     0.00000000    661164.67    661164.67          Inf       0.00
 49   WHOLE     18    4.20000   4.50000   178     2     0/   0     0.00000000    332398.60    332398.60          Inf       0.00
 50   WHOLE     17    5.25000   5.50000   179     1     0/   0     0.00000000     49820.63     49820.63          Inf       0.00
 51   WHOLE     16    7.00000   7.25000   176     4     0/   0     0.00000000    338813.57    338813.57          Inf       0.00
 52   WHOLE     15    6.00000   6.25000   178     2     0/   0     0.00000000    350815.20    350815.20          Inf       0.00
 53   WHOLE     14    5.87500   6.12500   176     4     0/   0     0.00000000   1667220.64   1667220.64          Inf       0.00
 54   WHOLE     13    5.75000   6.00000   177     3     0/   0     0.00000000   1664366.12   1664366.12          Inf       0.00
 55   WHOLE     12    5.50000   5.75000   176     4     0/   0     0.00000000   1055195.58   1055195.58          Inf       0.00
 56   WHOLE     11    5.45000   5.75000   179     1     0/   0     0.00000000    406566.92    406566.92          Inf       0.00
 57   WHOLE     10    5.25000   5.50000   172     8     0/   0     0.00000000   1385670.64   1385670.64          Inf       0.00
 58   WHOLE      9    5.18500   5.43500   173     7     0/   0     0.00000000   1948807.56   1948807.56          Inf       0.00
 59   WHOLE      8    5.12500   5.37500   174     6     0/   0     0.00000000    343596.19    343596.19          Inf       0.00
 60   WHOLE      7    5.00000   5.25000   175     5     0/   0     0.00000000   1025485.13   1025485.13          Inf       0.00
 61   WHOLE      6    4.87500   5.12500   178     2     0/   0     0.00000000   1033753.95   1033753.95          Inf       0.00
 62   WHOLE      5    4.75000   5.00000   172     8     0/   0     0.00000000   2896863.81   2896863.81          Inf       0.00
 63   WHOLE      4    4.62500   4.87500   112     9     0/   0     0.00000000    377336.51    377336.51          Inf       0.00
 64   WHOLE      3    5.50000   5.75000   180     0     0/   0     0.00000000    135000.00    135000.00          Inf       0.00
 65   WHOLE      2    5.25000   5.50000   179     1     0/   0     0.00000000   1195695.00   1195695.00          Inf       0.00
 66   WHOLE      1    5.12500   5.37500   179     1     0/   0     0.00000000    538066.05    538066.05          Inf       0.00





                                   5.54 175.99  3.40                           46616265.43  46616265.43          Inf       0.00

                                     MALT0405  (preliminary structure)
===================================================================================================================================
UBS Investment Bank     |CMO Structuring Desk: 212-713-3199 Fax: 212-713-3890 |Pac Bands  I:   0-   0  II:   0-   0  III:  0-   0
Closing Date: 5/28/2004 |WHOLE  30 year  Pricing Speed: 100 PPC               |PacI %: 0.00   Indices:  1ML  1.120
First Pay: 6/25/2004    |WAC:5.76   WAM:359.01                                |
===================================================================================================================================
Tranche                      Coupon    Payment    Aver.  Dur   Tx Spread Yield     Price        Description          Day Deal%
 Name      Bal(MM)                     Window     Life         Yr   bp             %                                 Del
-----------------------------------------------------------------------------------------------------------------------------------
 1A1       32,073,313.92     5.50000  6/04- 5/34   5.13         5                                                     24  92.98

 2A1       39,659,297.92     6.00000  6/04- 5/34   5.14         5                          "                          24  92.47

 3A1       29,371,595.18     6.50000  6/04- 5/34   5.18         5                                                     24  92.71

 4A1       40,910,970.69     5.50000  6/04- 5/19   4.15         4                          "                          24  93.73

 5A1       28,017,046.06     4.75000  6/04- 5/19   4.14         4                                                     24  95.48

 6A1       45,108,736.94     7.00000  6/04- 4/34   4.94         4                          "                          24  87.54

 7A1       43,624,550.86     5.25000  6/04- 5/19   4.05         4                          "                          24  93.58



PPC: 4 to 16 over 12 month;

Paydown Rules:
Group1 -Group7: PT structures;


-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================

                     Collateral
Type  Balance            Coupon   Prepay     WAM   Age    WAC

Attached



The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Cmoproj
UBS                                                                                                       12:46:31 pm May 19, 2004
Fixed Income Research                           MALT0405A 30 year   5.6                               Margarita Genis mgenis@rhino
cmoproj.623                                                                                                                 Page 1
-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================
Bond           Balance         Coupon     Delay     Factor    Index      Value        Reset     Multiplier     Cap
-------------------------------------------------------------------------------------------------------------------
 1A1        32,073,313.92      5.50000      24      1.000000             -1.0000        -           -           -
===================================================================================================================

=================================================================================
Floor     Current     Settle     Deal     WAC     WAM         Pricing   Duration
          Coupon       Date                                    Speed      @ Px
---------------------------------------------------------------------------------
  -       5.50000    5/28/04   30 year    5.76    359.01      100.0PPC   99:27
=================================================================================

===================================================================================================================================
Price               CPR          CPR         CPR          CPR          CPR         CPR          CPR          CPR         CPR
                    5.00         10.00       20.00        30.00        40.00       50.00        60.00        70.00       80.00
-----------------------------------------------------------------------------------------------------------------------------------
 99:11              5.603        5.619       5.657        5.706        5.762       5.825        5.901        5.997       6.128
 99:12              5.599        5.613       5.647        5.690        5.741       5.797        5.864        5.950       6.067
 99:13              5.595        5.607       5.637        5.675        5.719       5.769        5.828        5.903       6.006
 99:14              5.590        5.601       5.627        5.659        5.698       5.740        5.791        5.856       5.945
 99:15              5.586        5.595       5.617        5.644        5.676       5.712        5.755        5.809       5.884
 99:16              5.582        5.589       5.607        5.629        5.655       5.684        5.718        5.762       5.823
 99:17              5.577        5.583       5.596        5.613        5.633       5.655        5.682        5.716       5.762
 99:18              5.573        5.577       5.586        5.598        5.612       5.627        5.646        5.669       5.701

 99:19              5.569        5.571       5.576        5.583        5.590       5.599        5.609        5.622       5.640
 99:20              5.565        5.565       5.566        5.567        5.569       5.571        5.573        5.576       5.579
 99:21              5.560        5.559       5.556        5.552        5.548       5.543        5.537        5.529       5.519
 99:22              5.556        5.553       5.546        5.537        5.526       5.515        5.500        5.483       5.458
 99:23              5.552        5.547       5.536        5.522        5.505       5.486        5.464        5.436       5.397
 99:24              5.547        5.541       5.526        5.506        5.484       5.458        5.428        5.389       5.337
 99:25              5.543        5.535       5.516        5.491        5.462       5.430        5.392        5.343       5.276
 99:26              5.539        5.529       5.505        5.476        5.441       5.402        5.355        5.297       5.216

 99:27              5.534        5.523       5.495        5.461        5.420       5.374        5.319        5.250       5.156
 99:28              5.530        5.517       5.485        5.445        5.398       5.346        5.283        5.204       5.095
 99:29              5.526        5.511       5.475        5.430        5.377       5.318        5.247        5.158       5.035
 99:30              5.522        5.505       5.465        5.415        5.356       5.290        5.211        5.111       4.975
 99:31              5.517        5.499       5.455        5.400        5.335       5.262        5.175        5.065       4.914
100:00              5.513        5.493       5.445        5.384        5.313       5.234        5.139        5.019       4.854
100:01              5.509        5.487       5.435        5.369        5.292       5.206        5.103        4.973       4.794
100:02              5.505        5.481       5.425        5.354        5.271       5.178        5.067        4.926       4.734

100:03              5.500        5.475       5.415        5.339        5.250       5.150        5.031        4.880       4.674
100:04              5.496        5.469       5.405        5.324        5.228       5.122        4.995        4.834       4.614
100:05              5.492        5.464       5.395        5.309        5.207       5.095        4.959        4.788       4.554
100:06              5.487        5.458       5.385        5.294        5.186       5.067        4.923        4.742       4.494
100:07              5.483        5.452       5.375        5.278        5.165       5.039        4.887        4.696       4.434
100:08              5.479        5.446       5.365        5.263        5.144       5.011        4.851        4.650       4.375
100:09              5.475        5.440       5.355        5.248        5.123       4.983        4.816        4.604       4.315
100:10              5.470        5.434       5.345        5.233        5.102       4.955        4.780        4.558       4.255
-----------------------------------------------------------------------------------------------------------------------------------
Avg Life            11.266       7.317       3.808        2.339        1.610       1.200        0.919        0.709       0.540
Duration            7.273        5.219       3.093        2.046        1.463       1.111        0.862        0.672       0.516
First Pay           6/04         6/04        6/04         6/04         6/04        6/04         6/04         6/04        6/04
Last Pay            5/34         5/34        5/34         4/34         2/10        6/08         6/07         9/06        2/06
===================================================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C) 2004 All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Cmoproj
UBS                                                                                                       12:48:55 pm May 19, 2004
Fixed Income Research                           MALT0405B 30 year   5.9                               Margarita Genis mgenis@rhino
cmoproj.623                                                                                                                 Page 1
-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================
Bond           Balance         Coupon     Delay     Factor     Index      Value       Reset   Multiplier     Cap
-------------------------------------------------------------------------------------------------------------------
 2A1        39,659,297.92      6.00000     24       1.000000              -1.0000       -         -           -
===================================================================================================================

=================================================================================
Floor     Current     Settle      Deal     WAC     WAM        Pricing   Duration
          Coupon       Date                                    Speed       @ Px
---------------------------------------------------------------------------------
  -       6.0000     05/28/04   30 year    6.19    358.61     100.0PPC   102:15
=================================================================================

===================================================================================================================================
Price               CPR          CPR         CPR          CPR          CPR         CPR          CPR          CPR         CPR
                    5.00         10.00       20.00        30.00        40.00       50.00        60.00        70.00       80.00
-----------------------------------------------------------------------------------------------------------------------------------
101:31              5.747        5.621       5.316        4.931        4.479       3.978        3.377        2.620       1.588
102:00              5.743        5.616       5.306        4.916        4.459       3.951        3.342        2.576       1.530
102:01              5.739        5.610       5.296        4.902        4.438       3.924        3.308        2.532       1.473
102:02              5.735        5.604       5.286        4.887        4.417       3.897        3.273        2.487       1.416
102:03              5.730        5.598       5.277        4.872        4.397       3.870        3.238        2.443       1.358
102:04              5.726        5.592       5.267        4.858        4.376       3.843        3.204        2.399       1.301
102:05              5.722        5.586       5.257        4.843        4.356       3.816        3.169        2.355       1.244
102:06              5.718        5.581       5.247        4.828        4.335       3.789        3.135        2.311       1.187

102:07              5.714        5.575       5.238        4.814        4.315       3.763        3.100        2.267       1.130
102:08              5.709        5.569       5.228        4.799        4.295       3.736        3.066        2.222       1.072
102:09              5.705        5.563       5.218        4.784        4.274       3.709        3.031        2.178       1.015
102:10              5.701        5.557       5.208        4.770        4.254       3.682        2.997        2.134       0.958
102:11              5.697        5.551       5.199        4.755        4.233       3.655        2.962        2.090       0.901
102:12              5.693        5.546       5.189        4.740        4.213       3.628        2.928        2.046       0.845
102:13              5.688        5.540       5.179        4.726        4.192       3.602        2.894        2.003       0.788
102:14              5.684        5.534       5.170        4.711        4.172       3.575        2.859        1.959       0.731

102:15              5.680        5.528       5.160        4.697        4.152       3.548        2.825        1.915       0.674
102:16              5.676        5.522       5.150        4.682        4.131       3.522        2.791        1.871       0.617
102:17              5.672        5.517       5.141        4.667        4.111       3.495        2.756        1.827       0.561
102:18              5.667        5.511       5.131        4.653        4.091       3.468        2.722        1.783       0.504
102:19              5.663        5.505       5.121        4.638        4.070       3.441        2.688        1.740       0.447
102:20              5.659        5.499       5.112        4.624        4.050       3.415        2.654        1.696       0.391
102:21              5.655        5.494       5.102        4.609        4.030       3.388        2.620        1.652       0.334
102:22              5.651        5.488       5.092        4.595        4.009       3.362        2.585        1.609       0.278

102:23              5.646        5.482       5.083        4.580        3.989       3.335        2.551        1.565       0.221
102:24              5.642        5.476       5.073        4.566        3.969       3.308        2.517        1.522       0.165
102:25              5.638        5.470       5.063        4.551        3.949       3.282        2.483        1.478       0.109
102:26              5.634        5.465       5.054        4.537        3.928       3.255        2.449        1.434       0.052
102:27              5.630        5.459       5.044        4.522        3.908       3.229        2.415        1.391       -0.004
102:28              5.626        5.453       5.035        4.508        3.888       3.202        2.381        1.348       -0.060
102:29              5.621        5.447       5.025        4.493        3.868       3.176        2.347        1.304       -0.116
102:30              5.617        5.442       5.015        4.479        3.848       3.149        2.313        1.261       -0.172
-----------------------------------------------------------------------------------------------------------------------------------
Avg Life            11.377       7.368       3.821        2.341        1.610       1.200        0.919        0.709       0.540
Duration            7.232        5.238       3.136        2.081        1.491       1.136        0.885        0.693       0.535
First Pay           6/04         6/04        6/04         6/04         6/04        6/04         6/04         6/04        6/04
Last Pay            5/34         5/34        5/34         4/34         2/10        6/08         6/07         9/06        2/06
===================================================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C) 2004 All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Cmoproj
UBS                                                                                                        1:01:11 pm May 19, 2004
Fixed Income Research                           MALT0405C 30 year   7.0                               Margarita Genis mgenis@rhino
cmoproj.623                                                                                                                 Page 1
-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================
Bond           Balance         Coupon     Delay     Factor     Index      Value       Reset   Multiplier     Cap
-------------------------------------------------------------------------------------------------------------------
 3A1        29,371,595.18      6.50000     24       1.000000              -1.0000       -         -           -
===================================================================================================================

=================================================================================
Floor     Current     Settle      Deal     WAC     WAM        Pricing   Duration
          Coupon       Date                                    Speed       @ Px
---------------------------------------------------------------------------------
  -       6.5000     05/28/04   30 year    6.93    358.44     100.0PPC   104:07
=================================================================================

===================================================================================================================================
Price               CPR          CPR         CPR          CPR          CPR         CPR          CPR          CPR         CPR
                    5.00         10.00       20.00        30.00        40.00       50.00        60.00        70.00       80.00
-----------------------------------------------------------------------------------------------------------------------------------
103:23              6.010        5.792       5.265        4.602        3.822       2.959        1.927        0.630       -1.134
103:24              6.006        5.787       5.255        4.587        3.802       2.933        1.894        0.588       -1.189
103:25              6.002        5.781       5.246        4.573        3.782       2.907        1.860        0.545       -1.244
103:26              5.997        5.775       5.236        4.559        3.762       2.881        1.827        0.502       -1.299
103:27              5.993        5.769       5.227        4.544        3.742       2.855        1.793        0.460       -1.354
103:28              5.989        5.764       5.217        4.530        3.722       2.829        1.760        0.417       -1.409
103:29              5.985        5.758       5.208        4.516        3.702       2.803        1.727        0.375       -1.464
103:30              5.981        5.752       5.198        4.502        3.682       2.777        1.693        0.332       -1.519

103:31              5.977        5.746       5.189        4.487        3.662       2.751        1.660        0.289       -1.574
104:00              5.972        5.741       5.179        4.473        3.642       2.725        1.626        0.247       -1.629
104:01              5.968        5.735       5.170        4.459        3.622       2.699        1.593        0.204       -1.684
104:02              5.964        5.729       5.160        4.445        3.603       2.673        1.560        0.162       -1.738
104:03              5.960        5.723       5.151        4.430        3.583       2.647        1.527        0.120       -1.793
104:04              5.956        5.718       5.141        4.416        3.563       2.621        1.493        0.077       -1.848
104:05              5.952        5.712       5.132        4.402        3.543       2.595        1.460        0.035       -1.902
104:06              5.947        5.706       5.122        4.388        3.523       2.569        1.427        -0.007      -1.957

104:07              5.943        5.701       5.113        4.373        3.504       2.543        1.394        -0.050      -2.011
104:08              5.939        5.695       5.104        4.359        3.484       2.517        1.360        -0.092      -2.066
104:09              5.935        5.689       5.094        4.345        3.464       2.491        1.327        -0.134      -2.120
104:10              5.931        5.683       5.085        4.331        3.444       2.465        1.294        -0.176      -2.175
104:11              5.927        5.678       5.075        4.317        3.424       2.439        1.261        -0.219      -2.229
104:12              5.922        5.672       5.066        4.303        3.405       2.414        1.228        -0.261      -2.284
104:13              5.918        5.666       5.056        4.288        3.385       2.388        1.195        -0.303      -2.338
104:14              5.914        5.661       5.047        4.274        3.365       2.362        1.162        -0.345      -2.392

104:15              5.910        5.655       5.038        4.260        3.346       2.336        1.129        -0.387      -2.446
104:16              5.906        5.649       5.028        4.246        3.326       2.310        1.096        -0.429      -2.501
104:17              5.902        5.644       5.019        4.232        3.306       2.285        1.063        -0.471      -2.555
104:18              5.898        5.638       5.009        4.218        3.287       2.259        1.030        -0.513      -2.609
104:19              5.894        5.632       5.000        4.204        3.267       2.233        0.997        -0.555      -2.663
104:20              5.889        5.627       4.991        4.190        3.247       2.207        0.964        -0.597      -2.717
104:21              5.885        5.621       4.981        4.175        3.228       2.182        0.931        -0.639      -2.771
104:22              5.881        5.615       4.972        4.161        3.208       2.156        0.898        -0.681      -2.825
-----------------------------------------------------------------------------------------------------------------------------------
Avg Life            11.572       7.460       3.847        2.351        1.614       1.202        0.920        0.710       0.541
Duration            7.177        5.234       3.158        2.102        1.508       1.152        0.899        0.706       0.547
First Pay           6/04         6/04        6/04         6/04         6/04        6/04         6/04         6/04        6/04
Last Pay            5/34         5/34        5/34         4/34         2/10        6/08         6/07         9/06        2/06
===================================================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C) 2004 All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Cmoproj
UBS                                                                                                       12:54:51 pm May 19, 2004
Fixed Income Research                           MALT0405D 30 year   8.6                               Margarita Genis mgenis@rhino
cmoproj.623                                                                                                                 Page 1
-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================
Bond           Balance         Coupon     Delay     Factor     Index      Value       Reset   Multiplier     Cap
-------------------------------------------------------------------------------------------------------------------
 4A1        40,910,970.69      5.50000     24       1.000000              -1.0000       -         -           -
===================================================================================================================

=================================================================================
Floor     Current     Settle      Deal     WAC     WAM        Pricing   Duration
          Coupon       Date                                    Speed       @ Px
---------------------------------------------------------------------------------
  -       5.5000     05/28/04   30 year    5.63    178.43     100.0PPC   102:15
=================================================================================

===================================================================================================================================
Price               CPR        CPR          CPR          CPR          CPR         CPR          CPR          CPR         CPR
                    5.00       10.00        20.00        30.00        40.00       50.00        60.00        70.00       80.00
-----------------------------------------------------------------------------------------------------------------------------------
101:31              5.108      5.002        4.746        4.429        4.039       3.583        3.039        2.352       1.411
102:00              5.102      4.994        4.735        4.414        4.019       3.557        3.006        2.310       1.357
102:01              5.096      4.987        4.725        4.399        3.999       3.531        2.974        2.268       1.303
102:02              5.090      4.980        4.714        4.384        3.979       3.506        2.941        2.227       1.249
102:03              5.084      4.972        4.703        4.370        3.960       3.480        2.908        2.185       1.195
102:04              5.078      4.965        4.693        4.355        3.940       3.454        2.875        2.143       1.141
102:05              5.072      4.958        4.682        4.340        3.920       3.428        2.842        2.102       1.088
102:06              5.066      4.950        4.671        4.325        3.900       3.403        2.810        2.060       1.034

102:07              5.060      4.943        4.661        4.311        3.880       3.377        2.777        2.019       0.980
102:08              5.054      4.936        4.650        4.296        3.860       3.351        2.744        1.977       0.927
102:09              5.048      4.928        4.640        4.281        3.841       3.325        2.711        1.936       0.873
102:10              5.042      4.921        4.629        4.266        3.821       3.300        2.679        1.894       0.820
102:11              5.036      4.914        4.618        4.252        3.801       3.274        2.646        1.853       0.766
102:12              5.030      4.906        4.608        4.237        3.781       3.249        2.613        1.811       0.713
102:13              5.024      4.899        4.597        4.222        3.762       3.223        2.581        1.770       0.660
102:14              5.018      4.892        4.587        4.208        3.742       3.197        2.548        1.728       0.606

102:15              5.012      4.884        4.576        4.193        3.722       3.172        2.516        1.687       0.553
102:16              5.007      4.877        4.565        4.178        3.703       3.146        2.483        1.646       0.500
102:17              5.001      4.870        4.555        4.164        3.683       3.121        2.451        1.604       0.446
102:18              4.995      4.863        4.544        4.149        3.663       3.095        2.418        1.563       0.393
102:19              4.989      4.855        4.534        4.134        3.644       3.070        2.386        1.522       0.340
102:20              4.983      4.848        4.523        4.120        3.624       3.044        2.353        1.481       0.287
102:21              4.977      4.841        4.513        4.105        3.604       3.019        2.321        1.440       0.234
102:22              4.971      4.833        4.502        4.090        3.585       2.993        2.289        1.399       0.181

102:23              4.965      4.826        4.491        4.076        3.565       2.968        2.256        1.357       0.128
102:24              4.959      4.819        4.481        4.061        3.545       2.942        2.224        1.316       0.075
102:25              4.953      4.812        4.470        4.047        3.526       2.917        2.191        1.275       0.022
102:26              4.947      4.804        4.460        4.032        3.506       2.891        2.159        1.234       -0.031
102:27              4.941      4.797        4.449        4.018        3.487       2.866        2.127        1.193       -0.083
102:28              4.936      4.790        4.439        4.003        3.467       2.841        2.095        1.152       -0.136
102:29              4.930      4.783        4.428        3.988        3.448       2.815        2.062        1.112       -0.189
102:30              4.924      4.775        4.418        3.974        3.428       2.790        2.030        1.071       -0.242
-----------------------------------------------------------------------------------------------------------------------------------
Avg Life            6.542      5.135        3.336        2.301        1.658       1.250        0.967        0.751       0.575
Duration            5.119      4.162        2.870        2.071        1.542       1.188        0.933        0.735       0.570
First Pay           6/04       6/04         6/04         6/04         6/04        6/04         6/04         6/04        6/04
Last Pay            5/19       5/19         5/19         5/19         11/12       6/09         3/08         4/07        7/06
===================================================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C) 2004 All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Cmoproj
UBS                                                                                                        1:04:35 pm May 19, 2004
Fixed Income Research                           MALT0405E 30 year   4.5                               Margarita Genis mgenis@rhino
cmoproj.623                                                                                                                 Page 1
-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================
Bond           Balance         Coupon     Delay     Factor     Index      Value       Reset   Multiplier     Cap
-------------------------------------------------------------------------------------------------------------------
 5A1        28,017,046.06      4.75000     24       1.000000              -1.0000       -         -           -
===================================================================================================================

=================================================================================
Floor     Current     Settle      Deal     WAC     WAM        Pricing   Duration
          Coupon       Date                                    Speed       @ Px
---------------------------------------------------------------------------------
  -       4.7500     05/28/04   30 year    5.03    178.76     100.0PPC    99:10
=================================================================================

===================================================================================================================================
Price               CPR        CPR          CPR          CPR          CPR         CPR          CPR          CPR         CPR
                    5.00       10.00        20.00        30.00        40.00       50.00        60.00        70.00       80.00
-----------------------------------------------------------------------------------------------------------------------------------
98:26               4.967      5.008        5.106        5.228        5.378       5.554        5.764        6.031       6.398
98:27               4.961      5.000        5.095        5.213        5.357       5.526        5.729        5.986       6.340
98:28               4.955      4.993        5.084        5.197        5.336       5.499        5.694        5.942       6.282
98:29               4.949      4.985        5.073        5.181        5.315       5.472        5.659        5.897       6.224
98:30               4.943      4.977        5.061        5.166        5.294       5.444        5.624        5.852       6.166
98:31               4.937      4.970        5.050        5.150        5.273       5.417        5.589        5.808       6.108
99:00               4.930      4.962        5.039        5.135        5.252       5.390        5.554        5.763       6.050
99:01               4.924      4.955        5.028        5.119        5.231       5.362        5.519        5.719       5.993

99:02               4.918      4.947        5.017        5.104        5.210       5.335        5.485        5.674       5.935
99:03               4.912      4.939        5.006        5.088        5.189       5.308        5.450        5.630       5.877
99:04               4.906      4.932        4.995        5.073        5.168       5.281        5.415        5.585       5.820
99:05               4.900      4.924        4.984        5.057        5.147       5.253        5.380        5.541       5.762
99:06               4.894      4.917        4.972        5.042        5.127       5.226        5.345        5.496       5.704
99:07               4.888      4.909        4.961        5.026        5.106       5.199        5.311        5.452       5.647
99:08               4.882      4.902        4.950        5.011        5.085       5.172        5.276        5.408       5.589
99:09               4.875      4.894        4.939        4.995        5.064       5.145        5.241        5.364       5.532

99:10               4.869      4.887        4.928        4.980        5.043       5.118        5.207        5.319       5.475
99:11               4.863      4.879        4.917        4.964        5.022       5.090        5.172        5.275       5.417
99:12               4.857      4.871        4.906        4.949        5.002       5.063        5.137        5.231       5.360
99:13               4.851      4.864        4.895        4.934        4.981       5.036        5.103        5.187       5.303
99:14               4.845      4.856        4.884        4.918        4.960       5.009        5.068        5.143       5.245
99:15               4.839      4.849        4.873        4.903        4.939       4.982        5.034        5.099       5.188
99:16               4.833      4.841        4.862        4.887        4.919       4.955        4.999        5.055       5.131
99:17               4.827      4.834        4.851        4.872        4.898       4.928        4.965        5.011       5.074

99:18               4.821      4.826        4.840        4.857        4.877       4.901        4.930        4.967       5.017
99:19               4.815      4.819        4.829        4.841        4.856       4.874        4.896        4.923       4.960
99:20               4.809      4.811        4.818        4.826        4.836       4.847        4.861        4.879       4.903
99:21               4.802      4.804        4.807        4.811        4.815       4.821        4.827        4.835       4.846
99:22               4.796      4.796        4.796        4.795        4.794       4.794        4.793        4.791       4.790
99:23               4.790      4.789        4.785        4.780        4.774       4.767        4.758        4.748       4.733
99:24               4.784      4.781        4.774        4.765        4.753       4.740        4.724        4.704       4.676
99:25               4.778      4.774        4.763        4.749        4.733       4.713        4.690        4.660       4.619
-----------------------------------------------------------------------------------------------------------------------------------
Avg Life            6.482      5.095        3.318        2.293        1.655       1.249        0.967        0.751       0.575
Duration            5.144      4.153        2.832        2.030        1.507       1.157        0.905        0.709       0.547
First Pay           6/04       6/04         6/04         6/04         6/04        6/04         6/04         6/04        6/04
Last Pay            5/19       5/19         5/19         5/19         1/13        6/09         3/08         4/07        8/06
===================================================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C) 2004 All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Cmoproj
UBS                                                                                                        1:09:09 pm May 19, 2004
Fixed Income Research                           MALT0405F 30 year   6.4                               Margarita Genis mgenis@rhino
cmoproj.623                                                                                                                 Page 1
-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================
Bond           Balance         Coupon     Delay     Factor     Index      Value       Reset   Multiplier     Cap
-------------------------------------------------------------------------------------------------------------------
 6A1        45,108,736.94      7.00000     24       1.000000              -1.0000       -         -           -
===================================================================================================================

=================================================================================
Floor     Current     Settle      Deal     WAC     WAM        Pricing   Duration
          Coupon       Date                                    Speed       @ Px
---------------------------------------------------------------------------------
  -       7.0000     05/28/04   30 year    7.43    357.50     100.0PPC   105:08
=================================================================================

===================================================================================================================================
Price               CPR          CPR         CPR          CPR          CPR         CPR          CPR          CPR         CPR
                    5.00         10.00       20.00        30.00        40.00       50.00        60.00        70.00       80.00
-----------------------------------------------------------------------------------------------------------------------------------
104:24              6.357        6.072       5.360        4.419        3.408       2.260        0.886        -0.835      -3.164
104:25              6.352        6.066       5.350        4.404        3.387       2.232        0.851        -0.879      -3.222
104:26              6.348        6.060       5.340        4.389        3.366       2.205        0.816        -0.924      -3.280
104:27              6.344        6.054       5.331        4.374        3.345       2.177        0.780        -0.969      -3.337
104:28              6.340        6.048       5.321        4.358        3.324       2.150        0.745        -1.014      -3.395
104:29              6.335        6.042       5.311        4.343        3.303       2.122        0.710        -1.058      -3.452
104:30              6.331        6.036       5.301        4.328        3.282       2.095        0.675        -1.103      -3.509
104:31              6.327        6.031       5.291        4.313        3.261       2.067        0.640        -1.147      -3.567

105:00              6.323        6.025       5.281        4.297        3.240       2.040        0.605        -1.192      -3.624
105:01              6.318        6.019       5.271        4.282        3.219       2.013        0.570        -1.237      -3.681
105:02              6.314        6.013       5.262        4.267        3.198       1.985        0.535        -1.281      -3.739
105:03              6.310        6.007       5.252        4.252        3.177       1.958        0.500        -1.325      -3.796
105:04              6.306        6.001       5.242        4.237        3.156       1.931        0.465        -1.370      -3.853
105:05              6.301        5.996       5.232        4.221        3.135       1.903        0.430        -1.414      -3.910
105:06              6.297        5.990       5.222        4.206        3.115       1.876        0.395        -1.459      -3.967
105:07              6.293        5.984       5.212        4.191        3.094       1.849        0.360        -1.503      -4.024

105:08              6.289        5.978       5.203        4.176        3.073       1.822        0.325        -1.547      -4.081
105:09              6.284        5.972       5.193        4.161        3.052       1.794        0.291        -1.592      -4.138
105:10              6.280        5.966       5.183        4.146        3.031       1.767        0.256        -1.636      -4.195
105:11              6.276        5.961       5.173        4.130        3.010       1.740        0.221        -1.680      -4.252
105:12              6.272        5.955       5.163        4.115        2.990       1.713        0.186        -1.724      -4.308
105:13              6.268        5.949       5.154        4.100        2.969       1.685        0.151        -1.769      -4.365
105:14              6.263        5.943       5.144        4.085        2.948       1.658        0.117        -1.813      -4.422
105:15              6.259        5.937       5.134        4.070        2.927       1.631        0.082        -1.857      -4.479

105:16              6.255        5.932       5.124        4.055        2.906       1.604        0.047        -1.901      -4.535
105:17              6.251        5.926       5.115        4.040        2.886       1.577        0.013        -1.945      -4.592
105:18              6.246        5.920       5.105        4.025        2.865       1.550        -0.022       -1.989      -4.648
105:19              6.242        5.914       5.095        4.010        2.844       1.523        -0.057       -2.033      -4.705
105:20              6.238        5.909       5.085        3.995        2.824       1.496        -0.091       -2.077      -4.761
105:21              6.234        5.903       5.076        3.980        2.803       1.469        -0.126       -2.121      -4.818
105:22              6.230        5.897       5.066        3.965        2.782       1.442        -0.160       -2.165      -4.874
105:23              6.226        5.891       5.056        3.949        2.762       1.415        -0.195       -2.208      -4.930
-----------------------------------------------------------------------------------------------------------------------------------
Avg Life            11.551       7.333       3.654        2.151        1.504       1.121        0.858        0.663       0.505
Duration            6.989        5.080       3.015        1.949        1.417       1.084        0.848        0.667       0.519
First Pay           6/04         6/04        6/04         6/04         6/04        6/04         6/04         6/04        6/04
Last Pay            4/34         4/34        4/34         6/12         2/09        11/07        1/07         5/06        11/05
===================================================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C) 2004 All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Cmoproj
UBS                                                                                                        1:10:13 pm May 19, 2004
Fixed Income Research                           MALT0405G 30 year   6.0                               Margarita Genis mgenis@rhino
cmoproj.623                                                                                                                 Page 1
-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================
Bond           Balance         Coupon     Delay     Factor     Index      Value       Reset   Multiplier     Cap
-------------------------------------------------------------------------------------------------------------------
 7A1        43,624,550.86      5.25000     24       1.000000              -1.0000       -         -           -
===================================================================================================================

=================================================================================
Floor     Current     Settle      Deal     WAC     WAM        Pricing   Duration
          Coupon       Date                                    Speed       @ Px
---------------------------------------------------------------------------------
  -       5.2500     05/28/04   30 year    5.54    175.99     100.0PPC   100:04
=================================================================================

===================================================================================================================================
Price               CPR        CPR          CPR          CPR          CPR         CPR          CPR          CPR         CPR
                    5.00       10.00        20.00        30.00        40.00       50.00        60.00        70.00       80.00
-----------------------------------------------------------------------------------------------------------------------------------
 99:20              5.313      5.314        5.317        5.320        5.324       5.329        5.335        5.343       5.353
 99:21              5.306      5.306        5.305        5.305        5.304       5.302        5.301        5.299       5.296
 99:22              5.300      5.299        5.294        5.289        5.283       5.275        5.266        5.255       5.239
 99:23              5.294      5.291        5.283        5.274        5.262       5.248        5.231        5.211       5.182
 99:24              5.288      5.283        5.272        5.258        5.241       5.221        5.197        5.167       5.125
 99:25              5.282      5.276        5.261        5.243        5.220       5.194        5.162        5.122       5.068
 99:26              5.275      5.268        5.250        5.227        5.199       5.167        5.128        5.078       5.011
 99:27              5.269      5.260        5.239        5.212        5.179       5.140        5.093        5.035       4.954

 99:28              5.263      5.253        5.227        5.196        5.158       5.113        5.059        4.991       4.897
 99:29              5.257      5.245        5.216        5.181        5.137       5.086        5.024        4.947       4.840
 99:30              5.251      5.237        5.205        5.165        5.116       5.059        4.990        4.903       4.783
 99:31              5.245      5.230        5.194        5.150        5.095       5.032        4.956        4.859       4.726
100:00              5.238      5.222        5.183        5.134        5.075       5.005        4.921        4.815       4.670
100:01              5.232      5.215        5.172        5.119        5.054       4.978        4.887        4.771       4.613
100:02              5.226      5.207        5.161        5.104        5.033       4.951        4.852        4.728       4.556
100:03              5.220      5.199        5.150        5.088        5.013       4.924        4.818        4.684       4.500

100:04              5.214      5.192        5.139        5.073        4.992       4.897        4.784        4.640       4.443
100:05              5.208      5.184        5.128        5.058        4.971       4.870        4.750        4.597       4.387
100:06              5.201      5.177        5.117        5.042        4.951       4.843        4.715        4.553       4.330
100:07              5.195      5.169        5.106        5.027        4.930       4.817        4.681        4.509       4.274
100:08              5.189      5.161        5.095        5.011        4.909       4.790        4.647        4.466       4.217
100:09              5.183      5.154        5.084        4.996        4.889       4.763        4.613        4.422       4.161
100:10              5.177      5.146        5.072        4.981        4.868       4.736        4.579        4.379       4.105
100:11              5.171      5.139        5.061        4.966        4.848       4.710        4.545        4.336       4.049

100:12              5.165      5.131        5.050        4.950        4.827       4.683        4.510        4.292       3.992
100:13              5.158      5.124        5.039        4.935        4.807       4.656        4.476        4.249       3.936
100:14              5.152      5.116        5.028        4.920        4.786       4.629        4.442        4.205       3.880
100:15              5.146      5.108        5.017        4.904        4.765       4.603        4.408        4.162       3.824
100:16              5.140      5.101        5.006        4.889        4.745       4.576        4.374        4.119       3.768
100:17              5.134      5.093        4.995        4.874        4.724       4.549        4.340        4.076       3.712
100:18              5.128      5.086        4.985        4.859        4.704       4.523        4.306        4.032       3.656
100:19              5.122      5.078        4.974        4.843        4.683       4.496        4.272        3.989       3.600
-----------------------------------------------------------------------------------------------------------------------------------
Avg Life            6.456      5.081        3.313        2.290        1.652       1.246        0.964        0.749       0.574
Duration            5.045      4.092        2.810        2.022        1.504       1.157        0.907        0.712       0.550
First Pay           6/04       6/04         6/04         6/04         6/04        6/04         6/04         6/04        6/04
Last Pay            5/19       5/19         5/19         5/19         8/12        5/09         3/08         4/07        7/06
===================================================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C) 2004 All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Cmoproj
UBS                                                                                                       12:44:30 pm May 19, 2004
Fixed Income Research                           MALT0405A 30 year   5.6                               Margarita Genis mgenis@rhino
cmoproj.623                                                                                                                 Page 1
-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================
Bond           Balance         Coupon     Delay     Factor     Index      Value       Reset   Multiplier     Cap
-------------------------------------------------------------------------------------------------------------------
 1A1        32,073,313.92      5.50000     24       1.000000              -1.0000       -         -           -
===================================================================================================================

=================================================================================
Floor     Current     Settle      Deal     WAC     WAM        Pricing   Duration
          Coupon       Date                                    Speed       @ Px
---------------------------------------------------------------------------------
  -       5.5000     05/28/04   30 year    5.76    359.01     100.0PPC    90:00
=================================================================================

================================================================================
Price               PPC          PPC         PPC           PPC          PPC
                    0.00         50.00       100.00        150.00       200.00
--------------------------------------------------------------------------------
90:00               6.526        7.306       8.240         9.276        10.403
--------------------------------------------------------------------------------
Avg Life            19.079       8.861       5.128         3.425        2.492
Duration            10.208       5.553       3.603         2.601        2.003
First Pay           6/04         6/04        6/04          6/04         6/04
Last Pay            5/34         5/34        5/34          5/34         4/34
================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd (C) 2004, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Cmoproj
UBS                                                                                                       12:49:17 pm May 19, 2004
Fixed Income Research                           MALT0405B 30 year   5.9                               Margarita Genis mgenis@rhino
cmoproj.623                                                                                                                 Page 1
-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================
Bond           Balance         Coupon     Delay     Factor     Index      Value       Reset   Multiplier     Cap
-------------------------------------------------------------------------------------------------------------------
 2A1        39,659,297.92      6.00000     24       1.000000              -1.0000       -         -           -
===================================================================================================================

=================================================================================
Floor     Current     Settle      Deal     WAC     WAM        Pricing   Duration
          Coupon       Date                                    Speed       @ Px
---------------------------------------------------------------------------------
  -       6.0000     05/28/04   30 year    6.19    358.61     100.0PPC    90:00
=================================================================================

================================================================================
Price               PPC          PPC         PPC           PPC          PPC
                    0.00         50.00       100.00        150.00       200.00
--------------------------------------------------------------------------------
90:00               7.069        7.856       8.794         9.834        10.967
--------------------------------------------------------------------------------
Avg Life            19.328       8.925       5.143         3.424        2.485
Duration            9.839        5.413       3.534         2.559        1.974
First Pay           6/04         6/04        6/04          6/04         6/04
Last Pay            5/34         5/34        5/34          5/34         3/34
================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C) 2004 All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Cmoproj
UBS                                                                                                       12:52:50 pm May 19, 2004
Fixed Income Research                           MALT0405C 30 year   7.0                               Margarita Genis mgenis@rhino
cmoproj.623                                                                                                                 Page 1
-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================
Bond           Balance         Coupon     Delay     Factor     Index      Value       Reset   Multiplier     Cap
-------------------------------------------------------------------------------------------------------------------
 3A1        29,371,595.18      6.50000     24       1.000000              -1.0000       -         -           -
===================================================================================================================

=================================================================================
Floor     Current     Settle      Deal     WAC     WAM        Pricing   Duration
          Coupon       Date                                    Speed       @ Px
---------------------------------------------------------------------------------
  -       6.5000     05/28/04   30 year    6.93    358.44     100.0PPC    90:00
=================================================================================

================================================================================
Price               PPC          PPC         PPC           PPC          PPC
                    0.00         50.00       100.00        150.00       200.00
--------------------------------------------------------------------------------
90:00               7.607        8.400       9.341         10.386       11.525
--------------------------------------------------------------------------------
Avg Life            19.776       9.043       5.176         3.431        2.482
Duration            9.555        5.299       3.476         2.523        1.948
First Pay           6/04         6/04        6/04          6/04         6/04
Last Pay            5/34         5/34        5/34          4/34         3/34
================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C) 2004 All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Cmoproj
UBS                                                                                                       12:55:57 pm May 19, 2004
Fixed Income Research                           MALT0405D 30 year   8.6                               Margarita Genis mgenis@rhino
cmoproj.623                                                                                                                 Page 1
-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================
Bond           Balance         Coupon     Delay     Factor     Index      Value       Reset   Multiplier     Cap
-------------------------------------------------------------------------------------------------------------------
 4A1        40,910,970.69      5.50000     24       1.000000              -1.0000       -         -           -
===================================================================================================================

=================================================================================
Floor     Current     Settle      Deal     WAC     WAM        Pricing   Duration
          Coupon       Date                                    Speed       @ Px
---------------------------------------------------------------------------------
  -       5.5000     05/28/04   30 year    5.63    178.43     100.0PPC    90:00
=================================================================================

================================================================================
Price               PPC        PPC          PPC          PPC          PPC
                    0.00       50.00        100.00       150.00       200.00
--------------------------------------------------------------------------------
90:00               7.211      7.881        8.675        9.572        10.555
--------------------------------------------------------------------------------
Avg Life            8.491      5.789        4.148        3.111        2.426
Duration            5.985      4.209        3.115        2.411        1.935
First Pay           6/04       6/04         6/04         6/04         6/04
Last Pay            5/19       5/19         5/19         5/19         5/19
================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C) 2004 All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Cmoproj
UBS                                                                                                        1:05:13 pm May 19, 2004
Fixed Income Research                           MALT0405E 30 year   4.5                               Margarita Genis mgenis@rhino
cmoproj.623                                                                                                                 Page 1
-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================
Bond           Balance         Coupon     Delay     Factor     Index      Value       Reset   Multiplier     Cap
-------------------------------------------------------------------------------------------------------------------
 5A1        28,017,046.06      4.75000     24       1.000000              -1.0000       -         -           -
===================================================================================================================

=================================================================================
Floor     Current     Settle      Deal     WAC     WAM        Pricing   Duration
          Coupon       Date                                    Speed       @ Px
---------------------------------------------------------------------------------
  -       4.7500     05/28/04   30 year    5.03    178.76     100.0PPC    90:00
=================================================================================

================================================================================
Price               PPC        PPC          PPC          PPC          PPC
                    0.00       50.00        100.00       150.00       200.00
--------------------------------------------------------------------------------
90:00               6.406      7.066        7.847        8.726        9.687
--------------------------------------------------------------------------------
Avg Life            8.402      5.754        4.143        3.122        2.446
Duration            6.169      4.328        3.198        2.475        1.988
First Pay           6/04       6/04         6/04         6/04         6/04
Last Pay            5/19       5/19         5/19         5/19         5/19
================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C) 2004 All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Cmoproj
UBS                                                                                                        1:08:23 pm May 19, 2004
Fixed Income Research                           MALT0405F 30 year   6.4                               Margarita Genis mgenis@rhino
cmoproj.623                                                                                                                 Page 1
-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================
Bond           Balance         Coupon     Delay     Factor     Index      Value       Reset   Multiplier     Cap
-------------------------------------------------------------------------------------------------------------------
 6A1        45,108,736.94      7.00000     24       1.000000              -1.0000       -         -           -
===================================================================================================================

=================================================================================
Floor     Current     Settle      Deal     WAC     WAM        Pricing   Duration
          Coupon       Date                                    Speed       @ Px
---------------------------------------------------------------------------------
  -       7.0000     05/28/04   30 year    7.43    357.50     100.0PPC    90:00
=================================================================================

================================================================================
Price               PPC          PPC         PPC           PPC          PPC
                    0.00         50.00       100.00        150.00       200.00
--------------------------------------------------------------------------------
90:00               8.154        8.991       10.016        11.199       12.520
--------------------------------------------------------------------------------
Avg Life            20.012       8.902       4.942         3.170        2.233
Duration            9.214        5.059       3.268         2.330        1.772
First Pay           6/04         6/04        6/04          6/04         6/04
Last Pay            4/34         4/34        4/34          4/34         11/11
================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C) 2004 All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Cmoproj
UBS                                                                                                        1:10:48 pm May 19, 2004
Fixed Income Research                           MALT0405G 30 year   6.0                               Margarita Genis mgenis@rhino
cmoproj.623                                                                                                                 Page 1
-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================
Bond           Balance         Coupon     Delay     Factor     Index      Value       Reset   Multiplier     Cap
-------------------------------------------------------------------------------------------------------------------
 7A1        43,624,550.86      5.25000     24       1.000000              -1.0000       -         -           -
===================================================================================================================

=================================================================================
Floor     Current     Settle      Deal     WAC     WAM        Pricing   Duration
          Coupon       Date                                    Speed       @ Px
---------------------------------------------------------------------------------
  -       5.2500     05/28/04   30 year    5.54    175.99     100.0PPC    90:00
=================================================================================

================================================================================
Price               PPC        PPC          PPC          PPC          PPC
                    0.00       50.00        100.00       150.00       200.00
--------------------------------------------------------------------------------
90:00               6.959      7.646        8.472        9.423        10.487
--------------------------------------------------------------------------------
Avg Life            8.353      5.679        4.049        3.016        2.332
Duration            5.986      4.180        3.065        2.348        1.864
First Pay           6/04       6/04         6/04         6/04         6/04
Last Pay            5/19       5/19         5/19         5/19         5/19
================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C) 2004 All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                               UBS Investment Bank
                            Fixed Bid Stratification


             Available; 15yr; Investor; conforming; No 10yr; '; Low
================================================================================



--------------------------------------------------------------------------------
Pool Summary                                   COUNT              UPB         %
--------------------------------------------------------------------------------
Conforming                                       286   $37,174,766.00    100.00%
--------------------------------------------------------------------------------
Total:                                           286   $37,174,766.00    100.00%
--------------------------------------------------------------------------------
Adjusted Balance: $37,174,766.16
Data as of Date: 2004-06-01
GROSS WAC: 4.9821%
NET WAC: 4.732%
% SF/PUD: 53.13%
% FULL/ALT: 96.61%
% CASHOUT: 36.53%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 61.66%
% FICO > 679: 85.99%
% NO FICO: 0.09%
WA FICO: 721
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 0.00%
CALIFORNIA %: 30.88%
Latest Maturity Date: 20190601
Loans with Prepay Penalties: 0.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Product Type                                   COUNT              UPB         %
--------------------------------------------------------------------------------
15 YR FXD                                        286   $37,174,766.00    100.00%
--------------------------------------------------------------------------------
Total:                                           286   $37,174,766.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Balance                               COUNT              UPB         %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                                20      $692,204.00      1.86%
$50,000.01 - $100,000.00                         111     7,746,681.00     20.84
$100,000.01 - $150,000.00                         61     6,735,563.00     18.12
$150,000.01 - $200,000.00                         37     5,891,232.00     15.85
$200,000.01 - $250,000.00                         23     4,989,933.00     13.42
$250,000.01 - $300,000.00                          9     2,452,190.00      6.60
$300,000.01 - $350,000.00                         15     4,594,018.00     12.36
$350,000.01 - $400,000.00                          2       734,313.00      1.98
$400,000.01 - $450,000.00                          5     1,907,689.00      5.13
$450,000.01 - $500,000.00                          2       920,466.00      2.48
$600,000.01 - $650,000.00                          1       510,477.00      1.37
--------------------------------------------------------------------------------
Total:                                           286   $37,174,766.00    100.00%
--------------------------------------------------------------------------------
Minimum: $20,000.00
Maximum: $641,650.00
Average: $141,243.16
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Unpaid Balance                                 COUNT              UPB         %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                                29    $1,093,983.00      2.94%
$50,000.01 - $100,000.00                         121     9,035,719.00     24.31
$100,000.01 - $150,000.00                         55     6,851,753.00     18.43
$150,000.01 - $200,000.00                         28     4,819,034.00     12.96
$200,000.01 - $250,000.00                         22     4,989,262.00     13.42
$250,000.01 - $300,000.00                         10     2,728,186.00      7.34
$300,000.01 - $350,000.00                         13     4,262,008.00     11.46
$350,000.01 - $400,000.00                          2       734,313.00      1.98
$400,000.01 - $450,000.00                          3     1,229,563.00      3.31
$450,000.01 - $500,000.00                          2       920,466.00      2.48
$500,000.01 - $550,000.00                          1       510,477.00      1.37
--------------------------------------------------------------------------------
Total:                                           286   $37,174,766.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Gross Rate                                     COUNT              UPB         %
--------------------------------------------------------------------------------
4.001% - 4.250%                                    1      $111,056.00      0.30%
4.251% - 4.500%                                    9     1,524,662.00      4.10
4.501% - 4.750%                                   42     5,399,761.00     14.53
4.751% - 5.000%                                  113    15,210,718.00     40.92
5.001% - 5.250%                                  120    14,840,585.00     39.92
5.251% - 5.500%                                    1        87,984.00      0.24
--------------------------------------------------------------------------------
Total:                                           286   $37,174,766.00    100.00%
--------------------------------------------------------------------------------
Minimum: 4.250%
Maximum: 5.280%
Weighted Average: 4.982%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Net Rate                                       COUNT              UPB         %
--------------------------------------------------------------------------------
3.751% - 4.000%                                    1      $111,056.00      0.30%
4.001% - 4.250%                                    9     1,524,662.00      4.10
4.251% - 4.500%                                   42     5,399,761.00     14.53
4.501% - 4.750%                                  113    15,210,718.00     40.92
4.751% - 5.000%                                  120    14,840,585.00     39.92
5.001% - 5.250%                                    1        87,984.00      0.24
--------------------------------------------------------------------------------
Total:                                           286   $37,174,766.00    100.00%
--------------------------------------------------------------------------------
Minimum: 4.000%
Maximum: 5.030%
Weighted Average: 4.732%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Term to Maturity                      COUNT              UPB         %
--------------------------------------------------------------------------------
121 - 180                                        286   $37,174,766.00    100.00%
--------------------------------------------------------------------------------
Total:                                           286   $37,174,766.00    100.00%
--------------------------------------------------------------------------------
Minimum: 144
Maximum: 180
Weighted Average: 180
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Remaining Term to Stated Maturity              COUNT              UPB         %
--------------------------------------------------------------------------------
121 - 180                                        286   $37,174,766.00    100.00%
--------------------------------------------------------------------------------
Total:                                           286   $37,174,766.00    100.00%
--------------------------------------------------------------------------------
Minimum: 144
Maximum: 180
Weighted Average: 179
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Seasoning                                      COUNT              UPB         %
--------------------------------------------------------------------------------
<= 0                                             150   $21,903,934.00     58.92%
1 - 1                                            122    13,455,394.00     36.19
2 - 2                                             14     1,815,438.00      4.88
--------------------------------------------------------------------------------
Total:                                           286   $37,174,766.00    100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 2
Weighted Average: 0
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================

I:\Cas Final\CasMasterSR.cas           May 26, 2004 14:10            Page 1 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification


             Available; 15yr; Investor; conforming; No 10yr; '; Low
================================================================================


--------------------------------------------------------------------------------
FICO Scores                                    COUNT              UPB         %
--------------------------------------------------------------------------------
0 - 0                                              1       $35,000.00      0.09%
610 - 619                                          1        76,375.00      0.21
620 - 629                                          3       423,726.00      1.14
630 - 639                                          3       163,736.00      0.44
640 - 649                                         11     1,059,606.00      2.85
650 - 659                                          5       502,775.00      1.35
660 - 669                                          9     1,396,438.00      3.76
670 - 679                                         13     1,551,214.00      4.17
680 - 689                                         23     2,653,741.00      7.14
690 - 699                                         18     2,202,602.00      5.92
700 - 709                                         47     6,127,094.00     16.48
710 - 719                                         23     3,245,817.00      8.73
720 - 729                                         21     3,065,015.00      8.24
730 - 739                                         24     2,615,249.00      7.04
740 - 749                                         13     2,102,537.00      5.66
750 - 759                                         10     1,241,666.00      3.34
760 - 769                                         23     2,877,575.00      7.74
770 - 779                                         18     2,959,917.00      7.96
780 - 789                                         14     2,081,534.00      5.60
790 - 799                                          5       708,171.00      1.90
810 - 819                                          1        84,977.00      0.23
--------------------------------------------------------------------------------
Total:                                           286   $37,174,766.00    100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 816
Weighted Average: 721
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan To Value Ratio                            COUNT              UPB         %
--------------------------------------------------------------------------------
15.001% - 20.000%                                  1       $55,273.00      0.15%
20.001% - 25.000%                                  5       405,411.00      1.09
25.001% - 30.000%                                  6       705,729.00      1.90
30.001% - 35.000%                                  7     1,055,708.00      2.84
35.001% - 40.000%                                 13     2,288,829.00      6.16
40.001% - 45.000%                                 10     1,483,504.00      3.99
45.001% - 50.000%                                 10     1,508,651.00      4.06
50.001% - 55.000%                                 24     3,650,552.00      9.82
55.001% - 60.000%                                 35     4,676,823.00     12.58
60.001% - 65.000%                                 27     3,363,354.00      9.05
65.001% - 70.000%                                 49     5,981,319.00     16.09
70.001% - 75.000%                                 34     5,543,967.00     14.91
75.001% - 80.000%                                 59     5,998,398.00     16.14
80.001% - 85.000%                                  1        69,522.00      0.19
85.001% - 90.000%                                  5       387,727.00      1.04
--------------------------------------------------------------------------------
Total:                                           286   $37,174,766.00    100.00%
--------------------------------------------------------------------------------
Minimum: 16.67%
Maximum: 90.00%
Weighted Average: 61.66%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Combined Loan To Value Ratio                   COUNT              UPB         %
--------------------------------------------------------------------------------
15.001% - 20.000%                                  1       $55,273.00      0.15%
20.001% - 25.000%                                  5       405,411.00      1.09
25.001% - 30.000%                                  6       705,729.00      1.90
30.001% - 35.000%                                  7     1,055,708.00      2.84
35.001% - 40.000%                                 13     2,288,829.00      6.16
40.001% - 45.000%                                 10     1,483,504.00      3.99
45.001% - 50.000%                                 10     1,508,651.00      4.06
50.001% - 55.000%                                 24     3,650,552.00      9.82
55.001% - 60.000%                                 35     4,676,823.00     12.58
60.001% - 65.000%                                 27     3,363,354.00      9.05
65.001% - 70.000%                                 48     5,770,112.00     15.52
70.001% - 75.000%                                 33     5,469,341.00     14.71
75.001% - 80.000%                                 60     6,209,605.00     16.70
80.001% - 85.000%                                  1        69,522.00      0.19
85.001% - 90.000%                                  6       462,352.00      1.24
--------------------------------------------------------------------------------
Total:                                           286   $37,174,766.00    100.00%
--------------------------------------------------------------------------------
Minimum: 16.67%
Maximum: 90.00%
Weighted Average: 61.75%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DTI                                            COUNT              UPB         %
--------------------------------------------------------------------------------
<= 0.000%                                        231   $30,227,608.00     81.31%
6.001% - 11.000%                                   1        84,689.00      0.23
16.001% - 21.000%                                  2       306,354.00      0.82
21.001% - 26.000%                                  5       715,581.00      1.92
26.001% - 31.000%                                  5       381,799.00      1.03
31.001% - 36.000%                                 11     1,199,467.00      3.23
36.001% - 41.000%                                  9     1,009,371.00      2.72
41.001% - 46.000%                                  7       771,598.00      2.08
46.001% - 51.000%                                  6       692,798.00      1.86
51.001% - 56.000%                                  2       351,500.00      0.95
56.001% - 61.000%                                  4       677,800.00      1.82
61.001% - 66.000%                                  2       456,200.00      1.23
66.001% - 71.000%                                  1       300,000.00      0.81
--------------------------------------------------------------------------------
Total:                                           286   $37,174,766.00    100.00%
--------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 67.300%
Weighted Average: 41.332%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================

I:\Cas Final\CasMasterSR.cas           May 26, 2004 14:10            Page 2 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification


             Available; 15yr; Investor; conforming; No 10yr; '; Low
================================================================================


--------------------------------------------------------------------------------
Geographic Concentration                       COUNT              UPB         %
--------------------------------------------------------------------------------
CA                                                65   $11,480,293.00     30.88%
NY                                                19     3,158,317.00      8.50
MA                                                 8     2,236,890.00      6.02
TX                                                23     1,761,503.00      4.74
VA                                                16     1,701,144.00      4.58
PA                                                19     1,604,217.00      4.32
NJ                                                 9     1,542,593.00      4.15
IL                                                 9     1,353,980.00      3.64
FL                                                15     1,280,545.00      3.44
MD                                                 9     1,049,085.00      2.82
CO                                                 7       922,507.00      2.48
WA                                                 5       752,712.00      2.02
HI                                                 4       732,488.00      1.97
OK                                                10       642,303.00      1.73
GA                                                 6       570,309.00      1.53
ME                                                 2       503,700.00      1.35
NC                                                 5       477,786.00      1.29
MO                                                 5       473,915.00      1.27
DC                                                 3       464,790.00      1.25
OH                                                 6       448,674.00      1.21
CT                                                 2       440,322.00      1.18
WI                                                 2       370,736.00      1.00
TN                                                 4       347,298.00      0.93
UT                                                 3       321,331.00      0.86
SC                                                 5       306,705.00      0.83
RI                                                 1       285,000.00      0.77
AZ                                                 3       265,625.00      0.71
MI                                                 2       257,881.00      0.69
LA                                                 3       237,033.00      0.64
NH                                                 2       235,011.00      0.63
NV                                                 1       204,765.00      0.55
NM                                                 3       176,906.00      0.48
OR                                                 2       166,274.00      0.45
KY                                                 1        98,615.00      0.27
MT                                                 1        75,600.00      0.20
AR                                                 2        74,386.00      0.20
IA                                                 2        62,000.00      0.17
ID                                                 1        55,384.00      0.15
AL                                                 1        36,144.00      0.10
--------------------------------------------------------------------------------
Total:                                           286   $37,174,766.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
North-South CA                                 COUNT              UPB         %
--------------------------------------------------------------------------------
States Not CA                                    221   $25,694,473.00     69.12%
South CA                                          36     6,536,692.00     17.58
North CA                                          29     4,943,601.00     13.30
--------------------------------------------------------------------------------
Total:                                           286   $37,174,766.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Zip Code Concentration                         COUNT              UPB         %
--------------------------------------------------------------------------------
91770                                              2      $583,595.00      1.57%
07302                                              1       510,477.00      1.37
91775                                              2       487,535.00      1.31
02113                                              1       469,984.00      1.26
90019                                              2       467,371.00      1.26
Other                                            278    34,655,804.00     93.22
--------------------------------------------------------------------------------
Total:                                           286   $37,174,766.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan Purpose                                   COUNT              UPB         %
--------------------------------------------------------------------------------
Rate & Term Refi                                 133   $16,886,107.00     45.42%
Cash Out Refi                                    100    13,579,809.00     36.53
Purchase                                          53     6,708,851.00     18.05
--------------------------------------------------------------------------------
Total:                                           286   $37,174,766.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Cashout Indicator                              COUNT              UPB         %
--------------------------------------------------------------------------------
No                                                17    $1,760,167.00      4.73%
Not Provided                                     264    35,030,255.00     94.23
Yes                                                5       384,344.00      1.03
--------------------------------------------------------------------------------
Total:                                           286   $37,174,766.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Document Type                                  COUNT              UPB         %
--------------------------------------------------------------------------------
Full                                             166   $18,559,401.00     49.92%
Alternate                                        106    17,353,923.00     46.68
Income Only                                       11     1,018,611.00      2.74
1 Paystub/Assets Verified                          2       173,331.00      0.47
Limited Income Full Asset                          1        69,500.00      0.19
--------------------------------------------------------------------------------
Total:                                           286   $37,174,766.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Property Type                                  COUNT              UPB         %
--------------------------------------------------------------------------------
Single Family                                    166   $18,191,210.00     48.93%
Two Family                                        38     6,622,666.00     17.81
Four Family                                       18     4,461,112.00     12.00
Three Family                                      15     2,819,299.00      7.58
Pud                                               16     1,515,541.00      4.08
Condomimium                                       12     1,325,532.00      3.57
Low Rise Condo (2-4 floors)                       11     1,225,297.00      3.30
Townhouse                                          7       742,516.00      2.00
High Rise Condo (gt 8 floors)                      1       157,523.00      0.42
Mid Rise Condo (4-8 floors)                        1        69,522.00      0.19
Single Family Attached                             1        44,547.00      0.12
--------------------------------------------------------------------------------
Total:                                           286   $37,174,766.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Occupancy                                      COUNT              UPB         %
--------------------------------------------------------------------------------
Investor Occupied                                286   $37,174,766.00    100.00%
--------------------------------------------------------------------------------
Total:                                           286   $37,174,766.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepayment Penalty (Months)                    COUNT              UPB         %
--------------------------------------------------------------------------------
0.000                                            286   $37,174,766.00    100.00%
--------------------------------------------------------------------------------
Total:                                           286   $37,174,766.00    100.00%
--------------------------------------------------------------------------------
wa Term: 0.000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Balloon Flag                                   COUNT              UPB         %
--------------------------------------------------------------------------------
Not a Balloon Loan                               286   $37,174,766.00    100.00%
--------------------------------------------------------------------------------
Total:                                           286   $37,174,766.00    100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================

I:\Cas Final\CasMasterSR.cas           May 26, 2004 14:10            Page 3 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification


             Available; 15yr; Investor; conforming; No 10yr; '; Low
================================================================================


--------------------------------------------------------------------------------
Lien Position                                  COUNT              UPB         %
--------------------------------------------------------------------------------
1                                                286   $37,174,766.00    100.00%
--------------------------------------------------------------------------------
Total:                                           286   $37,174,766.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Mortgage Ins.                                  COUNT              UPB         %
--------------------------------------------------------------------------------
GEMICO                                             2      $152,891.00      0.41%
PMI Mortgage Insurance                             1       114,562.00      0.31
Republic Mortgage Insurance                        2       102,085.00      0.27
United Guaranty                                    1        87,712.00      0.24
LTV <=80                                         280    36,717,517.00     98.77
--------------------------------------------------------------------------------
Total:                                           286   $37,174,766.00    100.00%
--------------------------------------------------------------------------------
% LTV > 80 NO MI:0.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================

I:\Cas Final\CasMasterSR.cas           May 26, 2004 14:10            Page 4 of 4